Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended September 30, 2010

Boston Properties, Inc.

Third Quarter 2010

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel Performance and Occupancy Analysis	40
Same Property Performance	41
Reconciliation to Same Property Performance and Net Income	42-43
Leasing Activity	44
Capital Expenditures, Tenant Improvements and Leasing Commissions	45
Acquisitions/Dispositions	46
Value Creation Pipeline - Construction in Progress	47
Value Creation Pipeline - Land Parcels and Purchase Options	48
Definitions	49-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Third Quarter 2010

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, two residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals averages twenty-six years of real estate experience and sixteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of the Board of Directors and Chief Executive Officer; Douglas T. Linde, President; E. Mitchell Norville, Executive Vice President and Chief Operating Officer; Raymond A. Ritchey, Executive Vice President and National Director of Acquisitions and Development; and Michael E. LaBelle, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of nine distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy that includes the following:

•

concentrating on a few carefully selected markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these select markets;

•	taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of September 30, 2010)

Corporate Headquarters	Boston, Massachusetts

Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.

Fiscal Year-End	December 31

Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	145

Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund, and structured parking)	51.0 million

Common Shares and Units Outstanding
(as converted, but excluding outperformance plan units)	162.5 million

Dividend - Quarter/Annualized	$0.50/$2.00

Dividend Yield	2.41%

Total Combined Market Capitalization	$22.5 billion

Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Third Quarter 2010

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Dr. Jacob A. Frenkel	E. Mitchell Norville	Robert E. Pester
Chairman of the Board and Chief Executive Officer	Director	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde	Alan J. Patricof	Raymond A. Ritchey	Robert E. Selsam
President and Director	Director, Chair of Audit Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Lawrence S. Bacow	Martin Turchin	Michael E. LaBelle	Frank D. Burt
Director	Director	Senior Vice President, Chief Financial Officer	Senior Vice President, General Counsel

Zoë Baird	David A. Twardock
Director, Chair of Nominating & Corporate Governance Committee	Director, Chair of Compensation Committee	Peter D. Johnston	Michael R. Walsh
		Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, Finance

Carol B. Einiger		Bryan J. Koop	Arthur S. Flashman
Director		Senior Vice President and Regional Manager of Boston	Vice President, Controller

Mitchell S. Landis
Senior Vice President and Regional Manager of Princeton

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires

800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael Walsh, Senior Vice President, Finance
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	at 617.236.3410 or
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	mwalsh@bostonproperties.com
(f) 617.236.3311		(f) 617.236.3311
		www.bostonproperties.com	Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q3 2010	Q2 2010	Q1 2010	Q4 2009	Q3 2009
High Closing Price	$88.88	$83.39	$77.14	$70.80	$70.55
Low Closing Price	$69.08	$71.34	$62.49	$57.25	$43.62
Average Closing Price	$81.80	$77.51	$69.14	$65.43	$57.27
Closing Price, at the end of the quarter	$83.12	$71.34	$75.44	$67.07	$65.55
Dividends per share - annualized	$2.00	$2.00	$2.00	$2.00	$2.00
Closing dividend yield - annualized	2.41%	2.80%	2.65%	2.98%	3.05%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	162,534	162,086	161,911	161,571	161,462
Closing market value of outstanding shares and units (thousands)	$13,509,826	$11,563,216	$12,214,566	$10,836,567	$10,583,834

(1)	For additional detail, see page 12.

Timing

Quarterly results for the remainder of 2010 will be announced according to the following schedule:

Fourth Quarter                 Tentatively January 25, 2011

Boston Properties, Inc.

Third Quarter 2010

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
John Eade	Steve Sakwa / Ian Weissman	Thomas Cook	Janice Svec
Argus Research Company	ISI Group	Citi Investment Research	Fitch Ratings
212.427.7500	212.446.9462 / 212.446.9461	212.723.1112	212.908.0304

Jeffrey Spector / Jamie Feldman	Steve Benyik	John Giordano	Karen Nickerson
Bank of America-Merrill Lynch	Jefferies & Co.	Credit Suisse Securities	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.707.6348	212.538.4935	212.553.4924

Ross Smotrich / Jeff Langbaum	Mitch Germain	Mark Streeter	James Fielding
Barclays Capital	JMP Securities	J.P. Morgan Securities	Standard & Poor’s
212.526.2306 / 212.526.0971	212.906.3546	212.834.5086	212.438.2452

Michael Bilerman / Joshua Attie	Anthony Paolone / Michael Mueller	Thierry Perrein / Jason Jones
Citigroup Global Markets	J.P. Morgan Securities	Wells Fargo
212.816.1383 / 212.816.1685	212.622.6682 / 212.622.6689	704.715.8455 / 704.715.7932

James Sullivan / Stephen Boyd	Sheila McGrath / Kristin Brown
Cowen and Company	Keefe, Bruyette & Woods
646.562.1380 / 646.562.1382	212.887.7793 / 212.887.7738

Andrew Rosivach	Jordan Sadler / Craig Mailman
Credit Suisse	KeyBanc Capital Markets
415.249.7942	917.368.2280 / 917.368.2316

John Perry	Robert Stevenson
Deutsche Bank Securities	Macquarie Research
212.250.4912	212.857.6168

Sri Nagarajan / Evan Smith	David Rodgers / Mike Carroll
FBR Capital Markets	RBC Capital Markets
646.885.5429 / 646.885.5431	440.715.2647 / 440.715.2649

David Harris	Alexander Goldfarb / James Milam
Gleacher & Company	Sandler O’Neill & Partners
203.532.7332	212.466.7937 / 212.466.8066

Jay Habermann / Sloan Bohlen	John Guinee / Erin Aslakson
Goldman Sachs & Company	Stifel, Nicolaus & Company
917.343.4260 / 212.902.2796	443.224.1307 / 443.224.1350

Michael Knott / Lukas Hartwich	Ross Nussbaum / Rob Salisbury
Green Street Advisors	UBS Securities
949.640.8780 / 949.640.8780	212.713.2484 / 212.713.4760

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Third Quarter 2010

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-50.

	Three Months Ended
	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09
Selected Items:
Revenue	$388,224	$395,958	$379,781	$377,912	$377,303
Straight-line rent (1)	$22,861	$27,038	$29,068	$13,279	$16,224
Fair value lease revenue (1) (2)	$19,368	$19,748	$23,319	$23,705	$24,343
Company share of funds from operations from unconsolidated joint ventures	$38,167	$37,589	$38,923	$31,469	$37,612
Lease termination fees (included in revenue) (1)	$5,225	$4,156	$1,907	$1,060	$474
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$9,453	$9,263	$10,112	$9,893	$9,848
Capitalized interest	$9,302	$9,023	$8,087	$11,637	$12,982
Capitalized wages	$3,247	$2,745	$2,524	$2,929	$3,037
Operating Margins [(rental revenue - rental expense)/rental revenue] (3)	67.2%	68.1%	67.3%	66.9%	65.9%
Impairment losses on investments in unconsolidated joint ventures (4)	$—	$—	$—	$6,198	$—
Net income attributable to Boston Properties, Inc.	$57,668	$61,412	$52,714	$53,317	$65,795
Funds from operations (FFO) attributable to Boston Properties, Inc.	$150,847	$156,870	$149,596	$146,056	$158,450
FFO per share - diluted	$1.07	$1.12	$1.07	$1.04	$1.13
Net income attributable to Boston Properties, Inc. per share - basic	$0.41	$0.44	$0.38	$0.38	$0.47
Net income attributable to Boston Properties, Inc. per share - diluted	$0.41	$0.44	$0.38	$0.38	$0.47
Dividends per common share	$0.50	$0.50	$0.50	$0.50	$0.50
Funds available for distribution to common shareholders and common unitholders (FAD) (5)	$114,097	$121,829	$55,328	$120,838	$129,195
Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (6)	2.77	2.73	2.80	3.08	3.50
Interest Coverage Ratio (including capitalized interest) - cash basis (6)	2.50	2.47	2.54	2.67	2.92
FFO Payout Ratio	46.73%	44.64%	46.73%	48.08%	44.25%
FAD Payout Ratio	70.63%	65.97%	145.10%	66.29%	61.89%

	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09
Capitalization:
Common Stock Price @ Quarter End	$83.12	$71.34	$75.44	$67.07	$65.55
Equity Value @ Quarter End	$13,509,826	$11,563,216	$12,214,566	$10,836,567	$10,583,834
Total Consolidated Debt	$7,444,886	$7,229,300	$6,674,899	$6,719,771	$6,008,990
Total Consolidated Market Capitalization	$20,954,712	$18,792,516	$18,889,465	$17,556,338	$16,592,824
Total Consolidated Debt/Total Consolidated Market Capitalization (7)	35.53%	38.47%	35.34%	38.28%	36.21%
BXP’s Share of Joint Venture Debt	$1,558,597	$1,535,198	$1,520,976	$1,555,494	$1,555,560
Total Combined Debt	$9,003,483	$8,764,498	$8,195,875	$8,275,265	$7,564,550
Total Combined Market Capitalization (8)	$22,513,309	$20,327,714	$20,410,440	$19,111,832	$18,148,384
Total Combined Debt/Total Combined Market Capitalization (8) (9)	39.99%	43.12%	40.16%	43.30%	41.68%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $9,211, $9,311, $9,131, $8,813 and $9,641 for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.
(4)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with guidance included in Accounting Standards Codification (“ASC”) 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(5)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(6)	For additional detail, see page 11.
(7)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 49.
(8)	For additional detail, see page 12.
(9)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 49.

Boston Properties, Inc.

Third Quarter 2010

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09
ASSETS
Real estate	$10,015,347	$9,984,329	$9,823,024	$9,817,388	$9,768,619
Development in progress (1)	1,003,508	632,731	662,809	563,645	976,758
Land held for future development (1)	754,120	732,006	730,201	718,525	241,617
Less accumulated depreciation	(2,243,265)	(2,173,300)	(2,103,274)	(2,033,677)	(1,966,780)

Total real estate	9,529,710	9,175,766	9,112,760	9,065,881	9,020,214
Cash and cash equivalents	1,270,074	1,703,448	1,220,392	1,448,933	782,106
Cash held in escrows (2)	300,771	25,382	20,848	21,867	20,681
Marketable securities	7,911	7,026	7,592	9,946	10,436
Tenant and other receivables, net	113,655	98,602	102,085	93,240	71,845
Note receivable (3)	270,000	270,000	270,000	270,000	270,000
Accrued rental income, net	421,008	401,054	376,942	363,121	353,709
Deferred charges, net	300,882	289,388	291,564	294,395	288,642
Prepaid expenses and other assets	42,391	22,385	50,998	17,684	41,977
Investments in unconsolidated joint ventures	792,434	794,650	798,161	763,636	772,167

Total assets	$13,048,836	$12,787,701	$12,251,342	$12,348,703	$11,631,777

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable (2)	$2,813,338	$2,608,577	$2,637,534	$2,643,301	$2,643,497
Unsecured senior notes, net of discount	2,872,058	2,871,909	2,172,525	2,172,389	1,472,740
Unsecured exchangeable senior notes, net of discount	1,759,490	1,748,814	1,864,840	1,904,081	1,892,753
Unsecured line of credit	—	—	—	—	—
Accounts payable and accrued expenses	199,534	177,000	189,633	220,089	229,177
Dividends and distributions payable	81,068	80,865	80,756	80,536	80,463
Accrued interest payable	84,689	80,521	69,166	76,058	49,536
Other liabilities	104,914	95,423	115,755	127,538	131,193

Total liabilities	7,915,091	7,663,109	7,130,209	7,223,992	6,499,359

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest:
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 140,058,421, 139,273,399, 139,003,995, 138,880,010 and 138,702,374 outstanding, respectively	1,401	1,393	1,390	1,389	1,387
Additional paid-in capital	4,424,711	4,394,435	4,381,075	4,373,679	4,362,874
Earnings in excess of dividends	58,051	70,426	78,645	95,433	111,463
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(19,530)	(20,155)	(21,145)	(21,777)	(22,411)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,461,911	4,443,377	4,437,243	4,446,002	4,450,591
Noncontrolling interests:
Common units of the Operating Partnership	609,454	619,224	622,263	617,386	620,460
Property partnerships	6,728	6,339	5,975	5,671	5,715

Total equity	5,078,093	5,068,940	5,065,481	5,069,059	5,076,766

Total liabilities and equity	$13,048,836	$12,787,701	$12,251,342	$12,348,703	$11,631,777

(1)	Effective as of December 31, 2009, land held for future development includes land and improvement costs associated with the Company’s 250 West 55th Street project, which was previously included in development in progress. The Company announced in February 2009 that it was suspending construction of the 1,000,000 square foot office project and during the fourth quarter of 2009 the Company completed the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future.
(2)	On September 24, 2010, in connection with the acquisition of 510 Madison Avenue in New York City, the Company caused the assignment of the existing mortgage to a new lender and subsequently increased the amount borrowed to $267.5 million, which amount is fully secured by cash deposits included within the caption “Cash held in escrows.”
(3)	The note receivable consists of a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building. The unconsolidated entity has a corresponding note payable to the Company, see page 17.

Boston Properties, Inc.

Third Quarter 2010

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09
Revenue:
Rental
Base Rent	$310,459	$305,823	$302,383	$295,448	$291,602
Recoveries from tenants	45,646	44,340	45,544	46,769	51,901
Parking and other	15,850	16,423	15,297	15,357	15,883

Total rental revenue	371,955	366,586	363,224	357,574	359,386
Hotel revenue	8,016	8,371	5,903	10,277	6,650
Development and management services (1)	6,439	18,884	8,944	8,277	9,754
Interest and other	1,814	2,117	1,710	1,784	1,513

Total revenue	388,224	395,958	379,781	377,912	377,303

Expenses:
Operating	71,100	68,039	69,062	69,280	70,261
Real estate taxes	56,941	55,245	55,923	54,908	58,759
Hotel operating	6,194	6,089	5,268	7,717	5,418
General and administrative (2) (3)	18,067	17,648	26,822	19,506	19,989
Acquisition costs (4)	1,893	—	—	—	—
Interest (5) (6)	97,103	96,755	92,029	88,180	77,090
Depreciation and amortization	81,133	81,400	83,075	79,125	78,181
Gain from suspension of development (7)	—	—	(7,200)	—	—
Losses from early extinguishments of debt (8)	—	6,051	2,170	—	16
Losses (gains) from investments in securities (2)	(731)	678	(200)	(510)	(1,317)

Total expenses	331,700	331,905	326,949	318,206	308,397

Income before income from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	56,524	64,053	52,832	59,706	68,906
Income from unconsolidated joint ventures (9)	11,565	7,465	7,910	962	6,350
Gains on sales of real estate (1)	—	969	1,765	2,078	2,394

Net income	68,089	72,487	62,507	62,746	77,650
Net income attributable to noncontrolling interests:
Noncontrolling interests in property partnerships	(889)	(864)	(804)	(463)	(1,114)
Noncontrolling interest - common units of the Operating Partnership (10)	(8,712)	(9,250)	(7,870)	(7,841)	(9,662)
Noncontrolling interest in gains on sales of real estate - common units of the
Operating Partnership (10)	—	(125)	(227)	(265)	(307)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(820)	(836)	(892)	(860)	(772)

Net income attributable to Boston Properties, Inc.	$57,668	$61,412	$52,714	$53,317	$65,795

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share - basic	$0.41	$0.44	$0.38	$0.38	$0.47

Net income attributable to Boston Properties, Inc. per share - diluted	$0.41	$0.44	$0.38	$0.38	$0.47

(1)	During the three months ended June 30, 2010, the Company satisfied the requirements of its master lease agreement related to the 2006 sale of 280 Park Avenue in New York City, resulting in the recognition of the remaining deferred gain on sale of real estate totaling approximately $1.0 million. In conjunction with the satisfaction of the master lease agreement, the property management and leasing agreement entered into with the seller at the time of the sale was terminated, resulting in the recognition of deferred management fees totaling approximately $12.2 million.
(2)	Losses (gains) from investments in securities includes $(731), $678, $(200), $(486) and $(1,285) and general and administrative expense includes $521, $(675), $288, $444 and $1,263 for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively, related to the Company’s deferred compensation plan.
(3)	For the three months ended March 31, 2010, general and administrative expense includes an aggregate of approximately $5.8 million of remaining stock-based compensation granted between 2006 and 2009 to Edward H. Linde, our former Chief Executive Officer, which expense was accelerated as a result of his passing on January 10, 2010.
(4)	Effective January 1, 2009, the Company is required to expense costs incurred during the period associated with the acquisitions and pending acquisitions of real estate such as legal, due diligence and other closing related costs in accordance with ASC 805 “Business Combinations” (formerly known as SFAS No. 141(R)).
(5)	Interest expense is reported net of capitalized interest of $9,302, $9,023, $8,087, $11,637 and $12,982 for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.
(6)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 12.
(7)	On February 6, 2009, the Company announced that it was suspending construction on its 1,000,000 square foot office building at 250 West 55th Street in New York City. During the first quarter of 2009, the Company recognized costs aggregating approximately $27.8 million related to the suspension of development, which amount included a $20.0 million contractual amount due pursuant to a lease agreement. During December 2009, the Company completed the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future and as a result ceased interest capitalization on the project. On January 19, 2010, the Company paid $12.8 million related to the termination of the lease agreement. As a result, the Company recognized approximately $7.2 million of income during the first quarter of 2010.
(8)	During the three months ended March 31, 2010, the Company’s Operating Partnership repurchased approximately $53.6 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $53.0 million. The repurchased notes had an aggregate carrying value of approximately $50.8 million, resulting in the recognition of a loss on extinguishment of approximately $2.2 million. During the three months ended June 30, 2010, the Company’s Operating Partnership repurchased approximately $132.8 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $132.5 million. These repurchased notes had an aggregate carrying value of approximately $126.4 million, resulting in the recognition of a loss on extinguishment of approximately $6.1 million.
(9)	Includes a non-cash impairment loss aggregating approximately $6.2 million for the three months ended December 31, 2009. In accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(10)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 12.73%, 12.87%, 12.88%, 12.77% and 12.81% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

Boston Properties, Inc.

Third Quarter 2010

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09
Net income attributable to Boston Properties, Inc.	$57,668	$61,412	$52,714	$53,317	$65,795
Add:
Noncontrolling interest in gains on sales of real estate - common units of the
Operating Partnership	—	125	227	265	307
Noncontrolling interest - common units of the Operating Partnership	8,712	9,250	7,870	7,841	9,662
Noncontrolling interest - redeemable preferred units of the Operating Partnership	820	836	892	860	772
Noncontrolling interests in property partnerships	889	864	804	463	1,114
Less:
Income from unconsolidated joint ventures	11,565	7,465	7,910	962	6,350
Gains on sales of real estate	—	969	1,765	2,078	2,394

Income before income from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	56,524	64,053	52,832	59,706	68,906
Add:
Real estate depreciation and amortization (1)	107,300	111,055	113,618	109,153	108,975
Income from unconsolidated joint ventures (2)	11,565	7,465	7,910	962	6,350
Less:
Noncontrolling interests in property partnerships’ share of funds from operations	1,724	1,697	1,755	1,523	1,731
Noncontrolling interest - redeemable preferred units of the Operating Partnership	820	836	892	860	772

Funds from operations (FFO) attributable to the Operating Partnership	172,845	180,040	171,713	167,438	181,728
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	21,998	23,170	22,117	21,382	23,278

FFO attributable to Boston Properties, Inc. (3)	$150,847	$156,870	$149,596	$146,056	$158,450

FFO per share - basic (2)	$1.08	$1.13	$1.08	$1.05	$1.14

Weighted average shares outstanding - basic	139,595	139,113	138,931	138,761	138,641

FFO per share - diluted (2)	$1.07	$1.12	$1.07	$1.04	$1.13

Weighted average shares outstanding - diluted	141,654	141,287	141,058	140,920	140,686

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $81,133, $81,400, $83,075, $79,125 and $78,181, our share of unconsolidated joint venture real estate depreciation and amortization of $26,602, $30,124, $31,013, $30,507 and $31,262, less corporate related depreciation of $435, $469, $470, $479 and $468 for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.
(2)	Includes a non-cash impairment loss aggregating approximately $6.2 million, or $0.04 per share diluted, for the three months ended December 31, 2009 in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(3)	Based on weighted average shares for the quarter. The Company’s share for the quarter ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009 was 87.27%, 87.13%, 87.12%, 87.23% and 87.19%, respectively.

Boston Properties, Inc.

Third Quarter 2010

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)
Basic FFO	$172,845	159,952	$180,040	159,660	$171,713	159,472	$167,438	159,076	$181,728	159,009
Effect of Dilutive Securities
Convertible Preferred Units	820	1,461	836	1,461	892	1,461	860	1,461	772	1,461
Stock based compensation	—	598	—	713	—	666	—	698	—	584

Diluted FFO	$173,665	162,011	$180,876	161,834	$172,605	161,599	$168,298	161,235	$182,500	161,054
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations	21,822	20,357	22,965	20,547	21,940	20,541	21,204	20,315	23,080	20,368

Company’s share of diluted FFO (1)	$151,843	141,654	$157,911	141,287	$150,665	141,058	$147,094	140,920	$159,420	140,686

FFO per share - basic	$1.08		$1.13		$1.08		$1.05		$1.14

FFO per share - diluted	$1.07		$1.12		$1.07		$1.04		$1.13

(1)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009 was 87.43%, 87.30%, 87.29%, 87.40% and 87.35%, respectively.

Boston Properties, Inc.

Third Quarter 2010

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Sep-10	30-Jun-10		31-Mar-10	31-Dec-09	30-Sep-09
Basic FFO (see page 9)	$172,845	$180,040		$171,713	$167,438	$181,728
2nd generation tenant improvements and leasing commissions	(31,154)	(26,451)		(90,072)	(28,886)	(26,638)
Straight-line rent (1)	(22,861)	(27,038)		(29,068)	(13,279)	(16,224)
Recurring capital expenditures	(3,070)	(1,996)		(1,044)	(8,854)	(4,443)
Fair value interest adjustment (1)	1,196	1,552		1,795	1,755	1,723
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	9,453	9,263		10,112	9,893	9,848
Fair value lease revenue (1) (2)	(19,368)	(19,748)		(23,319)	(23,705)	(24,343)
Hotel improvements, equipment upgrades and replacements	(231)	(182)		(307)	(198)	(376)
Non real estate depreciation	435	469		470	479	468
Stock-based compensation	6,380	6,334		14,011	6,500	6,483
Impairment losses on investments in unconsolidated joint ventures (3)	—	—		—	6,198	—
Gain from suspension of development	—	—		(7,200)	—	—
Losses from early extinguishments of debt	—	6,051	#	2,170	—	—
Non-cash termination income (including fair value lease amounts)	—	(849)		(585)	—	—
Non-cash income from termination of management agreement	—	(12,212)		—	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	472	6,596		6,652	3,497	969

Funds available for distribution to common shareholders and common unitholders (FAD)	$114,097	$121,829		$55,328	$120,838	$129,195

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	30-Sep-10	30-Jun-10	31-Mar-10	31-Dec-09	30-Sep-09
Excluding Capitalized Interest
Income before income from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	$56,524	$64,053	$52,832	$59,706	$68,906
Interest expense	97,103	96,755	92,029	88,180	77,090
Depreciation and amortization expense	81,133	81,400	83,075	79,125	78,181
Depreciation from joint ventures	26,602	30,124	31,013	30,507	31,262
Income from unconsolidated joint ventures	11,565	7,465	7,910	962	6,350
Impairment losses on investments in unconsolidated joint ventures (3)	—	—	—	6,198	—
Gain from suspension of development	—	—	(7,200)	—	—
Losses from early extinguishments of debt	—	6,051	2,170	—	—
Non-cash termination income (including fair value lease amounts)	—	(849)	(585)	—	—
Non-cash income from termination of management agreement	—	(12,212)	—	—	—
Stock-based compensation	6,380	6,334	14,011	6,500	6,483
Straight-line rent (1)	(22,861)	(27,038)	(29,068)	(13,279)	(16,224)
Fair value lease revenue (1) (2)	(19,368)	(19,748)	(23,319)	(23,705)	(24,343)

Subtotal	237,078	232,335	222,868	234,194	227,705
Divided by:

Adjusted interest expense (4) (5)	85,504	85,145	79,677	76,033	65,120
Interest Coverage Ratio	2.77	2.73	2.80	3.08	3.50

Including Capitalized Interest
Income before income from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	$56,524	$64,053	$52,832	$59,706	$68,906
Interest expense	97,103	96,755	92,029	88,180	77,090
Depreciation and amortization expense	81,133	81,400	83,075	79,125	78,181
Depreciation from joint ventures	26,602	30,124	31,013	30,507	31,262
Income from unconsolidated joint ventures	11,565	7,465	7,910	962	6,350
Impairment losses on investments in unconsolidated joint ventures (3)	—	—	—	6,198	—
Gain from suspension of development	—	—	(7,200)	—	—
Losses from early extinguishments of debt	—	6,051	2,170	—	—
Non-cash termination income (including fair value lease amounts)	—	(849)	(585)	—	—
Non-cash income from termination of management agreement	—	(12,212)	—	—	—
Stock-based compensation	6,380	6,334	14,011	6,500	6,483
Straight-line rent (1)	(22,861)	(27,038)	(29,068)	(13,279)	(16,224)
Fair value lease revenue (1) (2)	(19,368)	(19,748)	(23,319)	(23,705)	(24,343)

Subtotal	237,078	232,335	222,868	234,194	227,705
Divided by:

Adjusted interest expense (4) (5) (6)	94,806	94,168	87,764	87,670	78,102
Interest Coverage Ratio	2.50	2.47	2.54	2.67	2.92

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).
(4)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $9,453, $9,263, $10,112, $9,893 and $9,848 for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.
(5)	Excludes amortization of financing costs of $2,146, $2,347, $2,240, $2,254 and $2,122 for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.
(6)	Includes capitalized interest of $9,302, $9,023, $8,087, $11,637 and $12,982 for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

Boston Properties, Inc.

Third Quarter 2010

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal September 30, 2010
Mortgage Notes Payable	$2,807,238
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	2,875,000
Unsecured Exchangeable Senior Notes, at face value	1,873,694

Total Debt	7,555,932
Fair Value Adjustment on Mortgage Notes Payable	6,100
Discount on Unsecured Senior Notes	(2,942)
Discount on Unsecured Exchangeable Senior Notes	(9,785)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(104,419)

Total Consolidated Debt	$7,444,886

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	4/19/2010	10/9/2009	5/22/2003	3/18/2003	1/17/2003	12/13/2002	Total/Average
Principal Amount	$700,000	$700,000	$250,000	$300,000	$175,000	$750,000	$2,875,000
Yield (on issue date)	5.708%	5.967%	5.194%	5.693%	6.291%	6.381%	5.94%
Coupon	5.625%	5.875%	5.000%	5.625%	6.250%	6.250%	5.83%
Public Offering Price	99.891%	99.931%	99.329%	99.898%	99.763%	99.650%	99.78%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (negative)	A- (negative)	A- (negative)	A- (negative)	A- (negative)	A- (negative)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	11/15/2020	10/15/2019	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$745	$447	$773	$140	$134	$703	$2,942

Unsecured Senior Notes, net of discount	$699,255	$699,553	$249,227	$299,860	$174,866	$749,297	$2,872,058

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
Settlement Date	8/19/2008	2/6/2007	4/6/2006				Total/Average
Original Principal Amount	$747,500	$862,500	$450,000				$2,060,000
Principal Amount at Quarter End	$747,500	$676,194	$450,000				$1,873,694
Yield (on issue date)	4.037%	3.462%	3.787%				3.769%
GAAP Yield	6.555%	5.630%	5.958%				6.078%
Coupon	3.625%	2.875%	3.750%
Exchange Rate	8.5051	7.0430	10.0066
Exchange Price	$136.13 (2)	$141.98	$99.93
First Optional Redemption Date	N/A	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$4,765	$5,020	$—				$9,785
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$60,991	$19,446	$23,982				$104,419

Unsecured Senior Exchangeable Notes	$681,744	$651,728	$426,018				$1,759,490

Equity

(in thousands)

	Shares/Units Outstanding as of 09/30/10	Common Stock Equivalents		Equivalent (3)
Common Stock	140,058	140,058	(4)	$11,641,621
Common Operating Partnership Units	21,015	21,015	(5)	$1,746,767
Series Two Preferred Operating Partnership Units	1,113	1,461		$121,438

Total Equity		162,534		$13,509,826

Total Consolidated Debt				$7,444,886

Total Consolidated Market Capitalization				$20,954,712

BXP’s share of Joint Venture Debt				$1,558,597	(6)
Total Combined Debt (7)				$9,003,483

Total Combined Market Capitalization (8)				$22,513,309

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million. As of September 30, 2010, the exchange price was $136.13 per share.
(3)	Value based on September 30, 2010 closing price of $83.12 per share of common stock.
(4)	Includes 117 shares of restricted stock.
(5)	Includes 1,520 long-term incentive plan units, but excludes 1,081 unvested outperformance plan units.
(6)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.
(7)	For disclosures relating to our definition of Total Combined Debt, see page 49.
(8)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

Third Quarter 2010

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of September 30, 2010

(in thousands)

	2010	2011	2012	2013	2014	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$247,715	$97,169	$267,845	$827	$48,828	$—	$662,384
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$247,715	$97,169	$267,845	$827	$48,828	$—	$662,384
Fixed Rate Debt
Mortgage Notes Payable	$5,184	$549,209	$105,059	$100,436	$76,409	$1,308,557	$2,144,854
Fair Value Adjustment	1,007	2,605	1,582	632	137	137	6,100

Mortgage Notes Payable	6,191	551,814	106,641	101,068	76,546	1,308,694	2,150,954

Unsecured Exchangeable Senior Notes, net of discount (2)	—	—	671,174	450,000	742,735	—	1,863,909
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(9,605)	(39,997)	(29,327)	(23,052)	(2,438)	—	(104,419)

Unsecured Exchangeable Senior Notes	(9,605)	(39,997)	641,847	426,948	740,297	—	1,759,490

Unsecured Senior Notes, net of discount	—	—	—	924,163	—	1,947,895	2,872,058

Total Fixed Debt	$(3,414)	$511,817	$748,488	$1,452,179	$816,843	$3,256,589	$6,782,502

Total Consolidated Debt	$244,301	$608,986	$1,016,333	$1,453,006	$865,671	$3,256,589	$7,444,886

GAAP Weighted Average Floating Rate Debt	1.73%	1.68%	0.64%	3.43%	3.43%	0.00%	1.41%
GAAP Weighted Average Fixed Rate Debt	6.37%	7.02%	5.64%	6.22%	6.48%	5.83%	6.06%

Total GAAP Weighted Average Rate	1.85%	6.22%	4.33%	6.22%	6.29%	5.83%	5.65%

Total Stated Weighted Average Rate	1.65%	6.35%	3.08%	5.60%	3.96%	5.77%	5.08%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2011

(in thousands)

	Facility	Outstanding at 09/30/10	Letters of Credit	Remaining Capacity at 09/30/10
	$1,000,000	$—	$14,103	$985,897

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	62.21%	5.03%	5.99%	4.8	years
Secured Debt	37.79%	5.17%	5.09%	3.8	years

Total Consolidated Debt	100.00%	5.08%	5.65%	4.4	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	8.90%	1.23%	1.41%	1.0	years
Fixed Rate Debt	91.10%	5.46%	6.06%	4.8	years

Total Consolidated Debt	100.00%	5.08%	5.65%	4.4	years

(1)	Excludes unconsolidated joint ventures.
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).

Boston Properties, Inc.

Third Quarter 2010

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of September 30, 2010

(in thousands)

Property	2010	2011	2012	2013	2014	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
601 Lexington Avenue	2,442	456,633	—	—	—	—	459,075	(2)
Embarcadero Center Four	—	4,520	4,803	5,105	5,425	355,147	375,000
510 Madison Avenue			267,500				267,500	(3)
South of Market	187,957	—	—	—	—	—	187,957	(4)
505 9th Street	497	2,057	2,177	2,306	2,441	118,919	128,397
Wisconsin Place Office	—	97,169	—	—	—	—	97,169	(5)
One Freedom Square	361	1,521	65,511	—	—	—	67,393	(2)
New Dominion Technology Park, Building Two	—	—	—	—	63,000	—	63,000
Democracy Tower	59,758	—	—	—	—	—	59,758	(6)
140 Kendrick Street	254	1,061	1,143	47,889	—	—	50,347	(2)
Reservoir Place	—	—	345	827	48,828	—	50,000
New Dominion Technology Park, Building One	—	1,846	1,987	2,140	2,304	40,975	49,252
1330 Connecticut Avenue	358	44,796	—	—	—	—	45,154	(2)
Kingstowne Two and Retail	370	1,535	1,630	1,730	1,837	31,227	38,329	(2)
10 & 20 Burlington Mall Rd & 91 Hartwell	273	32,618	—	—	—	—	32,891
Montvale Center	—	—	25,000	—	—	—	25,000
Sumner Square	207	865	930	22,896	—	—	24,898
Kingstowne One	149	618	657	17,062	—	—	18,486	(2)
University Place	273	1,139	1,221	1,308	1,402	12,289	17,632
Atlantic Wharf	—	—	—	—	—	—	—	(7)

	252,899	646,378	372,904	101,263	125,237	1,308,557	2,807,238

Aggregate Fair Value Adjustments	1,007	2,605	1,582	632	137	137	6,100

	253,906	648,983	374,486	101,895	125,374	1,308,694	2,813,338

Unsecured Exchangeable Senior Notes, net of discount	—	—	671,174	450,000	742,735	—	1,863,909	(8)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(9,605)	(39,997)	(29,327)	(23,052)	(2,438)	—	(104,419)

	(9,605)	(39,997)	641,847	426,948	740,297	—	1,759,490

Unsecured Senior Notes, net of discount	—	—	—	924,163	—	1,947,895	2,872,058
Unsecured Line of Credit	—	—	—	—	—	—	—	(9)

	$244,301	$608,986	$1,016,333	$1,453,006	$865,671	$3,256,589	$7,444,886

% of Total Consolidated Debt	3.28%	8.18%	13.65%	19.52%	11.63%	43.74%	100.00%
Balloon Payments	$247,715	$625,866	$1,028,380	$1,460,415	$854,081	$3,205,050	$7,421,507
Scheduled Amortization	$6,191	$23,117	$17,280	$15,643	$14,028	$51,539	$127,798

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	The mortgage is fully secured by cash deposits.
(4)	Loan was scheduled to mature on November 21, 2010. On October 20, 2010, the Company used available cash to repay this loan.
(5)	Loan matures on January 29, 2011 and has two, one-year extension options subject to certain conditions.
(6)	Loan was scheduled to mature on December 19, 2010. On October 20, 2010, the Company used available cash to repay this loan.
(7)	As of September 30, 2010, the Company has not drawn any amounts under its $215.0 million construction loan facility. Loan matures on April 21, 2012 and has two, one-year extension options subject to certain conditions. On October 1, 2010, the Company released from collateral the residential portion of the project and reduced the loan commitment from $215.0 million to $192.5 million.
(8)	For our unsecured exchangeable senior notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable senior notes due 2014, the year of maturity).
(9)	The Unsecured Line of Credit matures on August 3, 2011.

Boston Properties, Inc.

Third Quarter 2010

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of September 30, 2010 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
		September 30, 2010
Total Assets:
Capitalized Property Value (1)		$15,670,286	$16,066,457
Cash and Cash Equivalents (2)		1,270,074	1,270,074
Investments in Marketable Securities		7,911	7,911
Undeveloped Land, at Cost		754,120	754,120
Development in Process, at Cost (including Joint Venture %)		1,015,363	1,015,363

Total Assets		$18,717,754	$19,113,925

Unencumbered Assets		$11,177,188	$11,410,032

Secured Debt (Fixed and Variable) (2) (3)		$2,539,738	$2,539,738
Joint Venture Debt		1,558,597	1,558,597
Contingent Liabilities & Letters of Credit		16,535	16,535
Unsecured Debt (4)		4,748,694	4,748,694

Total Outstanding Debt		$8,863,564	$8,863,564

Consolidated EBITDA:
Income before income from unconsolidated joint ventures, gains on sales of real estate and income attributable to noncontrolling interests (per Consolidated Income Statement)		$56,524	$56,524
Add: Interest Expense (per Consolidated Income Statement)		97,103	97,103
Add: Depreciation and Amortization (per Consolidated Income Statement)		81,133	81,133
Add: Losses (Gains) from Investments in Securities (per Consolidated Income Statement)		(731)	(731)

EBITDA		234,029	234,029
Add: Company share of unconsolidated joint venture EBITDA		60,109	60,109

Consolidated EBITDA		$294,138	$294,138

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$97,103	$97,103
Add: Company share of unconsolidated joint venture interest expense		24,433	24,433
Less: Amortization of financing costs		(2,146)	(2,146)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$119,390	$119,390

	Test	Actual	Actual
Covenant Ratios and Related Data
Total Outstanding Debt/Total Assets	Less than 60%	47.4%	46.4%
Secured Debt/Total Assets	Less than 50%	21.9%	21.4%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.46	2.46
Unencumbered Assets/ Unsecured Debt	Greater than 150%	235.4%	240.3%

Unencumbered Consolidated EBITDA		$168,112	$168,112

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.44	2.44

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		57.2%	57.2%

# of unencumbered properties		105	105

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for the senior notes issued on or after October 9, 2009 will be determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Based on the Company’s covenant definitions, the debt and restricted cash associated with 510 Madison Avenue, which is fully secured by cash deposits, has been excluded.
(3)	Excludes fair value adjustment of $6,100.
(4)	Excludes debt discount of $12,727 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $104,419.

Boston Properties, Inc.

Third Quarter 2010

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2010	2011	2012	2013	2014	Thereafter	Total
General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	376	1,562	1,659	1,763	1,874	116,352	123,586
Two Grand Central Tower (60%)	332	1,380	1,465	1,556	1,652	101,072	107,457
Metropolitan Square (51%)	—	—	—	662	1,187	87,401	89,250
540 Madison Avenue (60%)	60	240	240	70,920	—	—	71,460	(3)
Market Square North (50%)	—	—	—	161	993	63,846	65,000	(4)
901 New York Avenue (25%)	171	705	742	782	823	37,590	40,813
Annapolis Junction (50%)	—	21,349	—	—	—	—	21,349	(5)
500 North Capitol (30%)	—	—	—	6,600	—	—	6,600
Wisconsin Place Retail (5%)	—	3,227	—	—	—	—	3,227	(5)

	939	28,463	4,106	82,444	6,529	1,369,861	1,492,342

Aggregate Fair Value Adjustments	1,584	6,620	7,102	7,186	7,087	22,317	51,895

	$2,523	$35,083	$11,208	$89,630	$13,616	$1,392,178	$1,544,237

GAAP Weighted Average Rate	6.00%	2.19%	6.00%	6.66%	5.77%	6.39%	6.32%
% of Total Debt	0.16%	2.27%	0.73%	5.80%	0.88%	90.15%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	2.09%	2.39%	2.59%	1.2	years
Fixed Rate Debt	97.91%	5.86%	6.40%	7.0	years

Total Debt	100.00%	5.79%	6.32%	6.9	years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	This property has a fair value adjustment which is aggregated below.
(4)	On September 20, 2010, Market Square North’s mortgage loan was refinanced with a new mortgage loan totaling $130,000, bearing interest at a fixed rate of 4.85% per annum and maturing on October 1, 2020.
(5)	Loan has a one-year extension option subject to certain conditions.

Boston Properties, Inc.

Third Quarter 2010

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of September 30, 2010

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	500 North Capitol	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
Investment (5)	$676,383	(6)	$113,831	$96,002	$70,246	$7,638	$14,556	$(1,333)	$54,187	$7,795	$10,398	$1,963	$1,051,666	$10,768	$1,062,434
Note Receivable (6)	270,000		—	—	—	—	—	—	—	—	—	—	270,000	—	270,000

Net Equity (5)	$406,383		$113,831	$96,002	$70,246	$7,638	$14,556	$(1,333)	$54,187	$7,795	$10,398	$1,963	$781,666	$10,768	$792,434

Mortgage/Construction loans payable (5) (7)	$963,600		$123,586	$107,457	$71,460	$65,000	$89,250	$40,813	$3,227	$21,349	$—	$6,600	$1,492,342	$66,255	$1,558,597

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	23.89%	50.00%	50.00%	30.00%		36.92%

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2010

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	500 North Capitol	Subtotal	Value- Added Fund (3)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$54,389	$9,992	$9,898	$6,969	$5,518	$8,010	$8,341		$2,205	$4,232	$—	$1,981	$111,535	$4,506		$116,041
Straight-line rent	3,496	1,302	(104)	215	(171)	409	(12)		955	4	—	—	6,094	(181)		5,913
Fair value lease revenue	27,578	622	1,428	534	—	—	—		—	—	—	18	30,180	298		30,478
Termination Income	—	—	2,526	165	—	—	3		—	—	—	—	2,694	—		2,694

Total revenue	85,463	11,916	13,748	7,883	5,347	8,419	8,332		3,160	4,236	—	1,999	150,503	4,623		155,126

EXPENSES
Operating	20,517	3,420	4,291	2,868	2,307	3,224	3,286		1,380	1,474	40	807	43,614	1,932		45,546

NET OPERATING INCOME	64,946	8,496	9,457	5,015	3,040	5,195	5,046		1,780	2,762	(40)	1,192	106,889	2,691		109,580
Interest	26,395	3,179	2,723	1,918	1,583	2,540	2,147		420	190	—	413	41,508	2,734		44,242
Interest other - partner loans	14,878	—	—	—	—	—	—		—	—	—	—	14,878	—		14,878
Depreciation and amortization	30,522	4,098	3,896	2,089	913	1,858	1,380		1,985	(189)	—	1,833	48,385	2,163		50,548

SUBTOTAL	71,795	7,277	6,619	4,007	2,496	4,398	3,527		2,405	1	—	2,246	104,771	4,897		109,668
Gains on sale of real estate	—	—	—	—	—	—	—		—	—	—	—	—	—		—
Guaranty obligation (8)	—	—	—	—	—	—	—		—	—	—	—	—	3,581		3,581
Impairment loss	—	—	—	—	—	—	—		—	—	—	—	—	—		—
Losses from early extinguishment of debt	—	—	—	—	—	—	—		—	—	—	—	—	—		—

NET INCOME/(LOSS)	$(6,849)	$1,219	$2,838	$1,008	$544	$797	$1,519		$(625)	$2,761	$(40)	$(1,054)	$2,118	$(5,787)		$(3,669)

BXP’s share of net income/(loss)	$(4,109)	$731	$1,703	$605	$272	$406	$830	(9)	$(370)	$1,381	$(20)	$(316)	$1,112	$(1,613	)(4)	$(501)
Basis differential (10)	—	$472	1,001	310	—	—	—		—	—	—	—	1,782	1,358	(4)	3,140
Impairment loss on investment	—	—	—	—	—	—	—		—	—	—	—	—	—		—
Elimination of inter-entity interest on partner loan	8,927	—	—	—	—	—	—		—	—	—	—	8,927	—		8,927

Income/(loss) from unconsolidated joint ventures	$4,818	$1,204	$2,704	$914	$272	$406	$830		$(370)	$1,381	$(20)	$(316)	$11,820	$(255	)(4)	$11,565
BXP’s share of depreciation & amortization	18,313	2,070	1,691	1,029	456	948	520	(9)	489	(95)	—	550	25,971	631	(4)	26,602

BXP’s share of Funds from Operations (FFO)	$23,131	$3,274	$4,395	$1,943	$728	$1,354	$1,350		$119	$1,286	$(20)	$234	$37,791	$376	(4)	$38,167

BXP’s share of net operating income/(loss)	$38,968	$5,180	$6,028	$3,094	$1,520	$2,649	$1,262		$142	$1,381	$(20)	$358	$60,561	$1,162	(4)	$61,723

(1)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that owns the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company. The Company’s 5% ownership interest in the retail component of the project is not included in the Company’s property listing (approximately 5,900 square feet represents our share).
(2)	Property is currently not in service (i.e., under construction or undeveloped land). Two of three land parcels of Annapolis Junction are undeveloped land.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented on page 18.
(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(7)	Excludes fair value adjustments.
(8)	On October 20, 2010 the Company’s Value-Added Fund conveyed the fee simple title to its One and Two Circle Star Way properties and paid approximately $3.8 million, of which $3.6 million has been recognized as Guaranty obligation and $0.2 million is included in Net Income/(Loss) during the period, to the lender in satisfaction of its outstanding obligations under the existing mortgage loan. The mortgage loan had an outstanding principal amount of $42.0 million, bore interest at a fixed rate of 6.57% per annum and was scheduled to mature on September 1, 2013. The Value-Added Fund had guaranteed the payment of (1) an aggregate of approximately $5.0 million of unfunded tenant improvements costs and leasing commissions and (2) one year of real estate taxes of approximately $0.8 million. The Company had an effective ownership interest of 25% in the One and Two Circle Star Way properties.
(9)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(10)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures and certain losses related to the Company’s investment in the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$9.11	$1,875	(3)
Circle Star, San Carlos, CA	2	206,945	—	—	10,500	(4)(7)
Mountain View Research Park, Mountain View, CA	16	600,449	76.3%	31.45	44,243	(5)
Mountain View Technology Park, Mountain View, CA	7	135,279	64.3%	26.80	9,638	(6)

Total	26	1,053,555	62.3%	$27.06	$66,255

Results of Operations

(unaudited and in thousands)

for the three months ended September 30, 2010

Value-Added Fund
REVENUE
Rental	$4,506
Straight-line rent	(181)
Fair value lease revenue	298

Total revenue	4,623

EXPENSES
Operating	1,932

SUBTOTAL	2,691
Interest	2,734
Depreciation and amortization	2,163

SUBTOTAL	4,897
Gains on sale of real estate	—
Guaranty obligation (7)	3,581
Impairment loss	—
Loss from early extinguishment of debt	—

NET INCOME	$(5,787)

BXP’s share of net income	$(1,613)
Basis differential (8)	1,358
Impairment loss on investment	—

Loss from Value-Added Fund	$(255)
BXP’s share of depreciation & amortization	631

BXP’s share of Funds from Operations (FFO)	$376

The Company’s Equity in the Value-Added Fund	$10,768

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.
(6)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.
(7)	On October 20, 2010 the Company’s Value-Added Fund conveyed the fee simple title to its One and Two Circle Star Way properties and paid approximately $3.8 million, of which $3.6 million has been recognized as Guaranty obligation and $0.2 million is included in Net Income/(Loss) during the period, to the lender in satisfaction of its outstanding obligations under the existing mortgage loan. The mortgage loan had an outstanding principal amount of $42.0 million, bore interest at a fixed rate of 6.57% per annum and was scheduled to mature on September 1, 2013. The Value-Added Fund had guaranteed the payment of (1) an aggregate of approximately $5.0 million of unfunded tenant improvements costs and leasing commissions and (2) one year of real estate taxes of approximately $0.8 million. The Company had an effective ownership interest of 25% in the One and Two Circle Star Way properties.
(8)	Represents adjustment related to the impairment of the carrying values and certain losses related to the Company’s investment in the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended September 30, 2010 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	8,538,331		19.3%	834,062	1.7%	9,372,393		26.1%	0.6%	21.6%
Greater Washington	9,365,778	(5)	21.9%	756,325	1.0%	10,122,103	(5)	28.2%	—	22.9%
Greater San Francisco	4,980,929		11.1%	—	—	4,980,929		13.9%	—	11.1%
Midtown Manhattan	8,933,931	(6)	41.8%	—	—	8,933,931	(6)	24.9%	—	41.8%
Princeton/East Brunswick, NJ	2,452,529		2.6%	—	—	2,452,529		6.8%	—	2.6%

	34,271,498		96.7%	1,590,387	2.7%	35,861,885		100.0%	0.6%	100.0%

% of Total	95.6%			4.4%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	15.5%	6.1%	21.6%
Greater Washington	8.7%	14.2%	22.9%
Greater San Francisco	8.9%	2.2%	11.1%
Midtown Manhattan	41.8%	—	41.8%
Princeton/East Brunswick, NJ	—	2.6%	2.6%

Total	74.9%	25.1%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	433	330,400

Total Hotel Properties	433	330,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	38,651	12,844,106

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI see page 50.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 586,950 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,324 square feet at Market Square North which is 50% owned by Boston Properties, 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by Boston Properties, 117,599 square feet at Annapolis Junction which is 50% owned by Boston Properties, 299,136 square feet at Wisconsin Place which is 66.67% owned by Boston Properties and 175,698 square feet at 500 North Capitol which is 30% owned by Boston Properties.
(6)	Includes 1,800,321 square feet at the General Motors Building, 581,267 square feet at 125 West 55th Street, 639,269 square feet at Two Grand Central Tower and 288,580 square feet at 540 Madison Avenue, each of which is 60% owned by Boston Properties.

Boston Properties, Inc.

Third Quarter 2010

In-Service Property Listing

as of September 30, 2010

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,226,029	90.4%	$47.89	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,641	94.2%	61.76	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	41.16	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	510,405	99.0%	69.97	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.44	N	CBD
One Cambridge Center	East Cambridge MA	1	215,573	90.4%	41.39	N	CBD
Three Cambridge Center	East Cambridge MA	1	108,152	43.0%	21.91	N	CBD
Four Cambridge Center	East Cambridge MA	1	199,131	58.6%	42.93	N	CBD
Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	45.98	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	40.92	N	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.56	N	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	48.59	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	39.79	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,080	79.2%	32.76	Y	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.15	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	31.54	Y	S
230 CityPoint	Route 128 Mass Turnpike MA	1	299,944	98.5%	35.64	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.81	N	S
(2) Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	38.3%	16.47	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	37.99	N	S
200 West Street	Route 128 Mass Turnpike MA	1	255,430	32.4%	31.99	N	S
(3) Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,367	100.0%	40.92	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	76.3%	36.87	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,081	87.4%	24.97	Y	S
Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	28.06	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	25.49	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	47.0%	28.67	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	34.94	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	34.22	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	32.84	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,745	75.1%	26.91	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.35	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	50.2%	32.54	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	32.79	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	75.9%	21.30	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	24.33	N	S

		41	8,538,331	89.2%	$42.51

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$83.83	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.72	N	CBD
(2) 103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	24.29	N	S
Bedford Business Park	Route 128 Northwest MA	2	379,056	62.7%	20.49	N	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		7	834,062	72.3%	$45.21

	Total Greater Boston:	48	9,372,393	87.7%	$42.71

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Property held for redevelopment.
(3)	Not included in Same Property analysis.

Boston Properties, Inc.

Third Quarter 2010

In-Service Property Listing (continued)

as of September 30, 2010

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	621,009	100.0%	$48.35	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.46	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	586,950	99.6%	52.16	Y	CBD
1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.14	N	CBD
Market Square North (50% ownership)	East End Washington DC	1	401,324	90.9%	57.52	Y	CBD
(2)(3) 500 North Capitol (30% ownership)	CBD Washington DC	1	175,698	100.0%	43.03	Y	CBD
505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,943	96.0%	62.48	Y	CBD
901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.8%	60.29	Y	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	48.93	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	98.3%	57.06	Y	CBD
(3) 635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD
Sumner Square	CBD Washington DC	1	208,665	96.8%	44.03	Y	CBD
Annapolis Junction (50% ownership)	Arundel County, MD	1	117,599	100.0%	141.06	Y	S
Montvale Center	Montgomery County MD	1	123,392	81.7%	26.60	Y	S
One Preserve Parkway	Montgomery County MD	1	183,734	76.7%	35.18	N	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	178,865	87.3%	38.92	N	S
Wisconsin Place (66.67% ownership)	Montgomery County MD	1	299,136	96.5%	46.26	Y	S
(2) Democracy Tower	Fairfax County VA	1	235,436	100.0%	46.12	Y	S
Kingstowne One	Fairfax County VA	1	150,838	100.0%	37.56	Y	S
Kingstowne Two	Fairfax County VA	1	156,251	98.2%	38.10	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	30.79	Y	S
One Freedom Square	Fairfax County VA	1	423,922	96.0%	41.20	Y	S
Two Freedom Square	Fairfax County VA	1	421,142	100.0%	46.15	N	S
One Reston Overlook	Fairfax County VA	1	312,685	100.0%	31.28	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	91.8%	33.00	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	95.3%	45.74	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.05	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.48	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	35.15	N	S
South of Market	Fairfax County VA	3	647,682	97.5%	45.13	Y	S
12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	38.25	N	S
(3) 12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	45.98	N	S
(3) 12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	46.36	N	S

		37	9,365,778	97.6%	$46.65

Office/Technical
(3) 6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$11.33	N	S
7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	20.96	N	S
7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.79	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.20	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.46	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	19.74	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.07	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.26	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.38	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.35	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	20.58	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	27.52	N	S

		12	756,325	100.0%	$19.19

	Total Greater Washington:	49	10,122,103	97.8%	$44.55

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2010

In-Service Property Listing (continued)

as of September 30, 2010

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,043,467	97.9%	$79.98	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,629,685	96.0%	82.04	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,707,476	98.8%	80.74	N	CBD
Times Square Tower	Times Square NY	1	1,243,866	99.4%	72.32	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,800,321	98.4%	113.61	Y	CBD
540 Madison Avenue (60% ownership)	Plaza District NY	1	288,580	95.2%	101.44	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	581,267	100.0%	66.29	Y	CBD
Two Grand Central Tower (60% ownership)	Grand Central District NY	1	639,269	90.8%	61.74	Y	CBD

	Total Midtown Manhattan:	8	8,933,931	97.6%	$84.81

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$29.34	N	S
104 Carnegie Center	Princeton NJ	1	102,830	97.2%	35.07	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.3%	29.46	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	30.57	N	S
202 Carnegie Center	Princeton NJ	1	130,582	78.7%	32.19	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.85	N	S
210 Carnegie Center	Princeton NJ	1	162,368	92.8%	36.95	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.27	N	S
212 Carnegie Center	Princeton NJ	1	149,354	82.0%	36.18	N	S
214 Carnegie Center	Princeton NJ	1	150,774	77.7%	31.91	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	33.15	N	S
502 Carnegie Center	Princeton NJ	1	118,120	82.1%	34.94	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.05	N	S
506 Carnegie Center	Princeton NJ	1	145,213	100.0%	34.32	N	S
508 Carnegie Center	Princeton NJ	1	128,662	57.8%	33.00	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.38	N	S
(2) 701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.32	N	S

		16	2,037,881	89.7%	$33.03

One Tower Center	East Brunswick NJ	1	414,648	47.2%	$32.03	N	S

		1	414,648	47.2%	$32.03

	Total Princeton/East Brunswick, NJ:	17	2,452,529	82.5%	$32.94

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,723	87.1%	$47.35	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	96.9%	50.69	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	91.7%	42.36	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,791	91.1%	63.00	Y	CBD

		4	3,325,368	91.6%	$51.33

611 Gateway	South San Francisco CA	1	256,302	100.0%	$34.54	N	S
601 and 651 Gateway	South San Francisco CA	2	506,224	97.5%	32.91	N	S
303 Almaden	San Jose CA	1	158,499	90.8%	34.89	N	CBD
(3) North First Business Park	San Jose CA	5	190,636	75.8%	16.77	N	S
3200 Zanker Road	San Jose CA	4	543,900	100.0%	15.13	N	S

		13	1,655,561	95.6%	$25.77

	Total Greater San Francisco:	17	4,980,929	92.9%	$42.55

	Total In-Service Properties:	139	35,861,885	93.4%	$53.60

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

Third Quarter 2010

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.		% of Portfolio
1	US Government	2,002,912	(1)	5.59%
2	Lockheed Martin	1,290,756		3.60%
3	Citibank	1,047,695	(2)	2.92%
4	Kirkland & Ellis	648,566	(3)	1.81%
5	Genentech	640,271		1.79%
6	Biogen	576,393		1.61%
7	Ropes & Gray	528,931		1.47%
8	O’Melveny & Myers	511,659		1.43%
9	Shearman & Sterling	472,808		1.32%
10	Weil Gotshal Manges	444,982	(4)	1.24%
11	Parametric Technology	380,987		1.06%
12	Finnegan Henderson Farabow	363,744	(5)	1.01%
13	Microsoft	342,478	(6)	0.95%
14	Ann Taylor	338,942		0.95%
15	Accenture	310,312		0.87%
16	Bingham McCutchen	301,385		0.84%
17	URS Energy & Construction	299,079		0.83%
18	Northrop Grumman	297,716		0.83%
19	Aramis (Estee Lauder)	295,610	(7)	0.82%
20	Akin Gump Strauss Hauer & Feld	290,132		0.81%
	Total % of Portfolio Square Feet			31.75%
	Total % of Portfolio Revenue			32.75%

Notable Signed Deals (8)

Tenant	Property	Sq. Ft.
Wellington Management	Atlantic Wharf	454,000
Defense Intelligence Agency (US Government)	12300 & 12310 Sunrise Valley	523,000
Mass Financial Services (MFS)	111 Huntington Avenue	279,000
Hunton & Williams LLP	2200 Pennsylvania Avenue	189,806

(1)	Includes 28,384, 68,173, 75,074 & 175,698 square feet of space in properties in which Boston Properties has a 60%, 51%, 50% & 30% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 256,904 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	All space is in a property in which Boston Properties has a 60% interest.
(5)	Includes 266,539 square feet of space in a property in which Boston Properties has a 25% interest.
(6)	Includes 133,725 square feet of space in a property in which Boston Properties has a 67% interest.
(7)	All space is in a property in which Boston Properties has a 60% interest.
(8)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2010	716,549	$24,232,620	$33.82	$24,232,620	$33.82	2.19%
2011	2,666,272	131,922,554	49.48	132,197,125	49.58	8.15%
2012	2,837,055	136,423,387	48.09	131,546,622	46.37	8.67%
2013	1,563,843	64,505,408	41.25	66,378,205	42.45	4.78%
2014	2,882,806	117,087,228	40.62	127,108,104	44.09	8.81%
2015	2,487,397	119,096,276	47.88	132,741,010	53.37	7.60%
2016	2,467,764	122,095,132	49.48	132,475,188	53.68	7.54%
2017	3,122,111	209,110,125	66.98	225,413,878	72.20	9.54%
2018	574,010	42,009,627	73.19	47,055,738	81.98	1.75%
2019	2,915,806	166,338,533	57.05	185,507,448	63.62	8.91%
Thereafter	7,964,234	490,759,960	61.62	577,167,295	72.47	24.35%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	30-Sep-10	30-Sep-09	30-Sep-10	30-Sep-09	30-Sep-10	30-Sep-09
Midtown Manhattan	97.6%	93.7%	n/a	n/a	97.6%	93.7%
Greater Boston	92.6%	95.7%	85.5%	89.1%	89.2%	92.7%
Greater Washington	98.4%	99.4%	96.9%	92.6%	97.6%	95.5%
Greater San Francisco	91.6%	91.0%	96.1%	90.1%	92.9%	90.7%
Princeton/East Brunswick, NJ	n/a	n/a	82.5%	81.3%	82.5%	81.3%

Total Portfolio	95.7%	94.7%	90.7%	89.3%	93.7%	92.6%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2010	239,478	$5,032,439	$21.01	$5,032,439	$21.01	15.06%
2011	153,637	2,817,846	18.34	2,375,421	15.46	9.66%
2012	185,359	4,025,245	21.72	4,083,972	22.03	11.65%
2013	7,479	148,517	19.86	154,497	20.66	0.47%
2014	258,020	4,691,608	18.18	4,942,371	19.15	16.22%
2015	37,777	694,864	18.39	770,498	20.40	2.38%
2016	225,532	18,991,330	84.21	19,291,288	85.54	14.18%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
Thereafter	237,776	4,871,666	20.49	5,190,554	21.83	14.95%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-10	30-Sep-09	30-Sep-10	30-Sep-09	30-Sep-10	30-Sep-09
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	56.8%	72.3%	72.3%
Greater Washington	n/a	n/a	100.0%	91.6%	100.0%	91.6%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	82.1%	77.9%	85.5%	81.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2010	62,497	$2,414,927	$38.64	$2,426,927	$38.83	4.01%
2011	56,167	6,035,305	107.45	5,968,634	106.27	3.60%
2012	143,008	9,520,006	66.57	9,710,999	67.91	9.17%
2013	73,339	6,153,554	83.91	6,274,273	85.55	4.70%
2014	53,902	4,918,384	91.25	5,186,318	96.22	3.46%
2015	145,287	12,988,772	89.40	14,151,040	97.40	9.32%
2016	154,287	17,148,859	111.15	18,787,473	121.77	9.89%
2017	107,995	6,758,260	62.58	7,222,706	66.88	6.92%
2018	227,785	10,469,518	45.96	11,217,147	49.24	14.61%
2019	55,477	3,716,258	66.99	4,357,615	78.55	3.56%
Thereafter	479,847	27,794,890	57.92	34,544,550	71.99	30.77%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2010	1,018,524	$31,679,986	$31.10	$31,691,986	$31.12	2.8%
2011	2,876,076	140,775,705	48.95	140,541,179	48.87	8.0%
2012	3,165,422	149,968,638	47.38	145,341,594	45.92	8.8%
2013	1,644,661	70,807,478	43.05	72,806,975	44.27	4.6%
2014	3,194,728	126,697,220	39.66	137,236,794	42.96	8.9%
2015	2,670,461	132,779,913	49.72	147,662,549	55.29	7.4%
2016	2,847,583	158,235,321	55.57	170,553,949	59.89	7.9%
2017	3,230,106	215,868,385	66.83	232,636,584	72.02	9.0%
2018	801,795	52,479,145	65.45	58,272,885	72.68	2.2%
2019	2,971,283	170,054,791	57.23	189,865,063	63.90	8.3%
Thereafter	8,681,857	523,426,516	60.29	616,902,399	71.06	24.2%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Sep-10	30-Sep-09	30-Sep-10	30-Sep-09	30-Sep-10	30-Sep-09
Midtown Manhattan	97.6%	93.7%	n/a	n/a	97.6%	93.7%
Greater Boston	93.0%	96.0%	82.1%	85.1%	87.7%	90.8%
Greater Washington	98.4%	99.4%	97.3%	92.5%	97.8%	95.2%
Greater San Francisco	91.6%	91.0%	96.1%	90.1%	92.9%	90.7%
Princeton/East Brunswick, NJ	n/a	n/a	82.5%	81.3%	82.5%	81.3%

Total Portfolio	95.7%	94.8%	89.9%	88.2%	93.4%	92.1%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	149,446	$5,208,687	$34.85	$5,208,687	$34.85		—	$—	$—	$—	$—
2011	774,417	27,044,645	34.92	26,966,130	34.82		36,528	887,324	24.29	428,532	11.73
2012	977,287	35,129,173	35.95	35,560,669	36.39		67,362	1,665,183	24.72	1,665,183	24.72
2013	521,263	21,165,943	40.61	22,230,461	42.65		—	—	—	—	—
2014	536,066	19,441,103	36.27	19,813,691	36.96		30,000	457,500	15.25	457,500	15.25
2015	747,050	26,969,074	36.10	29,451,577	39.42		—	—	—	—	—
2016	329,422	10,709,667	32.51	11,685,974	35.47		225,532	18,991,330	84.21	19,291,288	85.54
2017	371,288	16,337,473	44.00	18,788,169	50.60		—	—	—	—	—
2018	12,123	425,188	35.07	422,960	34.89		—	—	—	—	—
2019	576,611	24,207,746	41.98	26,375,038	45.74		—	—	—	—	—
Thereafter	1,792,950	92,259,806	51.46	104,471,573	58.27		237,776	4,871,666	20.49	5,190,554	21.83

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	1,521	$655,435	$430.92	$667,435	$438.81	(3)	150,967	$5,864,122	$38.84	$5,876,122	$38.92
2011	25,499	3,779,047	148.20	3,690,607	144.74	(4)	836,444	31,711,015	37.91	31,085,268	37.16
2012	61,021	2,315,286	37.94	2,315,285	37.94		1,105,670	39,109,642	35.37	39,541,136	35.76
2013	28,464	3,502,019	123.03	3,503,460	123.08		549,727	24,667,961	44.87	25,733,920	46.81
2014	16,492	2,154,072	130.61	2,186,293	132.57		582,558	22,052,676	37.85	22,457,484	38.55
2015	72,607	5,353,688	73.74	5,424,070	74.70		819,657	32,322,763	39.43	34,875,647	42.55
2016	14,617	1,776,577	121.54	1,850,442	126.60		569,571	31,477,574	55.27	32,827,703	57.64	(5)
2017	43,745	2,658,473	60.77	2,819,584	64.45		415,033	18,995,946	45.77	21,607,753	52.06
2018	171,701	7,327,968	42.68	7,644,861	44.52		183,824	7,753,156	42.18	8,067,821	43.89
2019	16,025	1,735,414	108.29	2,066,071	128.93		592,636	25,943,159	43.78	28,441,108	47.99
Thereafter	230,945	9,850,037	42.65	11,496,105	49.78		2,261,671	106,981,509	47.30	121,158,232	53.57

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $115.89 per square foot and $115.89 per square foot in 2010.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $94.34 per square foot and $95.31 per square foot in 2011.
(5)	Includes 225,532 square feet of research/laboratory space, excluding the research/laboratory space current and future expiring rents would be $35.77 per square foot and $38.84 per square foot in 2016.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—		—	—	—	—	—
Q3 2010	—	—	—	—	—		—	—	—	—	—
Q4 2010	149,446	5,208,687	34.85	5,208,687	34.85		—	—	—	—	—

Total 2010	149,446	$5,208,687	$34.85	$5,208,687	$34.85		—	$—	$—	$—	$—

Q1 2011	154,627	$5,624,602	$36.38	$5,624,602	$36.38		—	$—	$—	$—	$—
Q2 2011	368,570	11,442,840	31.05	11,442,840	31.05		—	—	—	—	—
Q3 2011	122,445	4,231,245	34.56	4,203,084	34.33		36,528	887,324	24.29	428,532	11.73
Q4 2011	128,775	5,745,957	44.62	5,695,604	44.23		—	—	—	—	—

Total 2011	774,417	$27,044,645	$34.92	$26,966,130	$34.82		36,528	$887,324	$24.29	$428,532	$11.73

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—		—	—	—	—	—
Q3 2010	—	—	—	—	—		—	—	—	—	—
Q4 2010	1,521	655,435	430.92	667,435	438.81		150,967	5,864,122	38.84	5,876,122	38.92

Total 2010	1,521	$655,435	$430.92	$667,435	$438.81	(3)	150,967	$5,864,122	$38.84	$5,876,122	$38.92

Q1 2011	13,278	$1,806,337	$136.04	$1,718,137	$129.40		167,905	$7,430,938	$44.26	$7,342,738	$43.73
Q2 2011	1,934	617,102	319.08	618,218	319.66		370,504	12,059,942	32.55	12,061,058	32.55
Q3 2011	7	431,250	61,607.13	405,150	57,878.55		158,980	5,549,819	34.91	5,036,765	31.68
Q4 2011	10,280	924,358	89.92	949,102	92.33		139,055	6,670,315	47.97	6,644,706	47.78

Total 2011	25,499	$3,779,047	$148.20	$3,690,607	$144.74	(4)	836,444	$31,711,015	$37.91	$31,085,268	$37.16

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $115.89 per square foot and $115.89 per square foot in 2010.
(4)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $94.34 per square foot and $95.31 per square foot in 2011.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	115,423	$5,568,283	$48.24	$5,568,283	$48.24		239,478	$5,032,439	$21.01	$5,032,439	$21.01
2011	967,774	49,204,233	50.84	49,336,549	50.98	(3)(5)	117,109	1,930,523	16.48	1,946,889	16.62
2012	1,077,445	47,695,705	44.27	48,501,026	45.01	(6)	117,997	2,360,062	20.00	2,418,789	20.50
2013	172,780	9,010,157	52.15	9,331,014	54.01		7,479	148,517	19.86	154,497	20.66
2014	991,104	39,376,174	39.73	46,962,815	47.38		228,020	4,234,108	18.57	4,484,871	19.67
2015	695,161	30,731,823	44.21	34,636,641	49.83		37,777	694,864	18.39	770,498	20.40
2016	424,354	16,820,215	39.64	19,306,890	45.50		—	—	—	—	—
2017	857,165	46,507,154	54.26	50,275,922	58.65		—	—	—	—	—
2018	338,243	16,759,612	49.55	19,733,363	58.34		—	—	—	—	—
2019	1,091,151	52,704,545	48.30	61,944,833	56.77		—	—	—	—	—
Thereafter	2,024,699	94,302,497	46.58	119,612,111	59.08		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	17,730	$815,940	$46.02	$815,940	$46.02		372,631	$11,416,661	$30.64	$11,416,661	$30.64
2011	7,181	329,055	45.82	330,960	46.09		1,092,064	51,463,811	47.13	51,614,397	47.26	(4)(5)
2012	11,984	514,736	42.95	524,670	43.78		1,207,426	50,570,503	41.88	51,444,486	42.61	(6)
2013	8,207	422,747	51.51	441,453	53.79		188,466	9,581,421	50.84	9,926,965	52.67
2014	12,053	647,254	53.70	694,840	57.65		1,231,177	44,257,536	35.95	52,142,526	42.35
2015	28,902	1,435,373	49.66	1,485,068	51.38		761,840	32,862,061	43.14	36,892,206	48.43
2016	18,379	930,071	50.61	1,025,165	55.78		442,733	17,750,286	40.09	20,332,055	45.92
2017	24,412	1,083,993	44.40	1,174,633	48.12		881,577	47,591,147	53.98	51,450,555	58.36
2018	39,165	2,369,868	60.51	2,676,393	68.34		377,408	19,129,481	50.69	22,409,757	59.38
2019	29,933	1,288,850	43.06	1,454,973	48.61		1,121,084	53,993,395	48.16	63,399,805	56.55
Thereafter	136,979	4,747,893	34.66	5,991,447	43.74		2,161,678	99,050,390	45.82	125,603,558	58.10

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 85,375 square feet of SCIF space, excluding the SCIF space current and future expiring rents would be $40.22 per square foot and $40.43 per square foot in 2011.
(4)	Includes 85,375 square feet of SCIF space, excluding the SCIF space current and future expiring rents would be $36.53 per square foot and $36.73 per square foot in 2011.
(5)	Includes 267,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(6)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—		—	—	—	—	—
Q3 2010	—	—	—	—	—		—	—	—	—	—
Q4 2010	115,423	5,568,283	48.24	5,568,283	48.24		239,478	5,032,439	21.01	5,032,439	21.01

Total 2010	115,423	$5,568,283	$48.24	$5,568,283	$48.24		239,478	$5,032,439	$21.01	$5,032,439	$21.01

Q1 2011	422,653	$16,319,888	$38.61	$16,319,888	$38.61		57,321	$943,635	$16.46	$943,635	$16.46
Q2 2011	239,661	18,710,138	78.07	18,791,028	78.41		—	—	—	—	—
Q3 2011	278,124	12,909,439	46.42	12,915,852	46.44		59,788	986,888	16.51	1,003,254	16.78
Q4 2011	27,336	1,264,768	46.27	1,309,780	47.91		—	—	—	—	—

Total 2011	967,774	$49,204,233	$50.84	$49,336,549	$50.98	(3)(5)	117,109	$1,930,523	$16.48	$1,946,889	$16.62

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—		—	—	—	—	—
Q3 2010	—	—	—	—	—		—	—	—	—	—
Q4 2010	17,730	815,940	46.02	815,940	46.02		372,631	11,416,661	30.64	11,416,661	30.64

Total 2010	17,730	$815,940	$46.02	$815,940	$46.02		372,631	$11,416,661	$30.64	$11,416,661	$30.64

Q1 2011	1,316	$79,056	$60.07	$79,056	$60.07		481,290	$17,342,579	$36.03	$17,342,579	$36.03
Q2 2011	—	—	—	—	—		239,661	18,710,138	78.07	18,791,028	78.41
Q3 2011	3,074	132,706	43.17	132,706	43.17		340,986	14,029,033	41.14	14,051,812	41.21
Q4 2011	2,791	117,294	42.03	119,198	42.71		30,127	1,382,062	45.87	1,428,978	47.43

Total 2011	7,181	$329,055	$45.82	$330,960	$46.09		1,092,064	$51,463,811	$47.13	$51,614,397	$47.26	(4)(5)

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 85,375 square feet of SCIF space, excluding the SCIF space current and future expiring rents would be $40.22 per square foot and $40.43 per square foot in 2011.
(4)	Includes 85,375 square feet of SCIF space, excluding the SCIF space current and future expiring rents would be $36.53 per square foot and $36.73 per square foot in 2011.
(5)	Includes 267,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	311,899	$6,002,254	$19.24	$6,002,254	$19.24	—	$—	$—	$—	$—
2011	404,657	26,369,413	65.16	26,524,824	65.55	—	—	—	—	—
2012	272,686	13,966,859	51.22	14,125,224	51.80	—	—	—	—	—
2013	510,222	14,444,159	28.31	14,735,375	28.88	—	—	—	—	—
2014	469,110	18,539,462	39.52	19,371,038	41.29	—	—	—	—	—
2015	467,120	17,743,285	37.98	19,471,243	41.68	—	—	—	—	—
2016	974,748	39,817,453	40.85	42,397,129	43.50	—	—	—	—	—
2017	291,684	12,546,587	43.01	13,480,584	46.22	—	—	—	—	—
2018	58,268	3,583,433	61.50	3,989,491	68.47	—	—	—	—	—
2019	80,697	3,546,128	43.94	3,868,916	47.94	—	—	—	—	—
Thereafter	505,873	27,445,964	54.25	30,215,309	59.73	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	42,938	$919,552	$21.42	$919,552	$21.42	354,837	$6,921,806	$19.51	$6,921,806	$19.51
2011	10,817	564,881	52.22	566,596	52.38	415,474	26,934,294	64.83	27,091,420	65.21
2012	32,591	2,393,264	73.43	2,516,094	77.20	305,277	16,360,123	53.59	16,641,317	54.51
2013	34,986	2,051,645	58.64	2,138,562	61.13	545,208	16,495,803	30.26	16,873,936	30.95
2014	14,339	787,806	54.94	848,196	59.15	483,449	19,327,268	39.98	20,219,233	41.82
2015	33,790	1,817,463	53.79	1,897,101	56.14	500,910	19,560,748	39.05	21,368,344	42.66
2016	26,815	1,238,446	46.18	1,354,258	50.50	1,001,563	41,055,899	40.99	43,751,386	43.68
2017	13,153	722,955	54.96	781,791	59.44	304,837	13,269,542	43.53	14,262,375	46.79
2018	16,919	771,682	45.61	895,893	52.95	75,187	4,355,114	57.92	4,885,383	64.98
2019	5,642	295,420	52.36	344,092	60.99	86,339	3,841,548	44.49	4,213,007	48.80
Thereafter	13,451	444,721	33.06	490,679	36.48	519,324	27,890,685	53.71	30,705,988	59.13

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	—	—	—	—	—
Q3 2010	—	—	—	—	—	—	—	—	—	—
Q4 2010	311,899	6,002,254	19.24	6,002,254	19.24	—	—	—	—	—

Total 2010	311,899	$6,002,254	$19.24	$6,002,254	$19.24	—	$—	$—	$—	$—

Q1 2011	10,294	$464,016	$45.08	$464,016	$45.08	—	$—	$—	$—	$—
Q2 2011	65,933	3,082,774	46.76	3,090,571	46.87	—	—	—	—	—
Q3 2011	135,086	11,501,627	85.14	11,508,815	85.20	—	—	—	—	—
Q4 2011	193,344	11,320,997	58.55	11,461,423	59.28	—	—	—	—	—

Total 2011	404,657	$26,369,413	$65.16	$26,524,824	$65.55	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	—	—	—	—	—
Q3 2010	—	—	—	—	—	—	—	—	—	—
Q4 2010	42,938	919,552	21.42	919,552	21.42	354,837	6,921,806	19.51	6,921,806	19.51

Total 2010	42,938	$919,552	$21.42	$919,552	$21.42	354,837	$6,921,806	$19.51	$6,921,806	$19.51

Q1 2011	7,355	$369,643	$50.26	$369,643	$50.26	17,649	$833,658	$47.24	$833,658	47.24
Q2 2011	—	—	—	—	—	65,933	3,082,774	46.76	3,090,571	46.87
Q3 2011	180	27,049	150.27	27,049	150.27	135,266	11,528,675	85.23	11,535,864	85.28
Q4 2011	3,282	168,189	51.25	169,904	51.77	196,626	11,489,186	58.43	11,631,327	59.15

Total 2011	10,817	$564,881	$52.22	$566,596	$52.38	415,474	$26,934,294	$64.83	$27,091,420	$65.21

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	83,030	$5,489,605	$66.12	$5,489,605	$66.12	—	$—	$—	$—	$—
2011	210,531	18,348,842	87.16	18,423,192	87.51	—	—	—	—	—
2012	459,993	37,917,445	82.43	38,107,014	82.84	—	—	—	—	—
2013	132,200	12,234,604	92.55	12,234,604	92.55	—	—	—	—	—
2014	200,320	17,042,450	85.08	17,316,001	86.44	—	—	—	—	—
2015	387,482	37,726,978	97.36	42,893,686	110.70	—	—	—	—	—
2016	676,892	52,706,432	77.87	56,912,164	84.08	—	—	—	—	—
2017	1,454,094	129,390,661	88.98	138,347,179	95.14	—	—	—	—	—
2018	165,376	21,241,394	128.44	22,909,924	138.53	—	—	—	—	—
2019	1,018,587	81,437,119	79.95	88,341,621	86.73	—	—	—	—	—
Thereafter	3,520,712	272,393,581	77.37	318,030,190	90.33	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	308	$24,000	$77.92	$24,000	$77.92	83,338	$5,513,605	$66.16	$5,513,605	$66.16
2011	12,670	1,362,322	107.52	1,380,472	108.96	223,201	19,711,163	88.31	19,803,663	88.73
2012	37,412	4,296,720	114.85	4,354,951	116.41	497,405	42,214,165	84.87	42,461,965	85.37
2013	1,682	177,143	105.32	190,798	113.44	133,882	12,411,748	92.71	12,425,403	92.81
2014	11,018	1,329,251	120.64	1,456,989	132.24	211,338	18,371,702	86.93	18,772,990	88.83
2015	9,988	4,382,248	438.75	5,344,801	535.12	397,470	42,109,226	105.94	48,238,487	121.36
2016	94,476	13,203,765	139.76	14,557,609	154.09	771,368	65,910,197	85.45	71,469,773	92.65
2017	26,685	2,292,839	85.92	2,446,698	91.69	1,480,779	131,683,500	88.93	140,793,877	95.08
2018	—	—	—	—	—	165,376	21,241,394	128.44	22,909,924	138.53
2019	3,877	396,574	102.29	492,480	127.03	1,022,464	81,833,693	80.04	88,834,101	86.88
Thereafter	98,472	12,752,239	129.50	16,566,319	168.23	3,619,184	285,145,820	78.79	334,596,509	92.45

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	—	—	—	—	—
Q3 2010	—	—	—	—	—	—	—	—	—	—
Q4 2010	83,030	5,489,605	66.12	5,489,605	66.12	—	—	—	—	—

Total 2010	83,030	$5,489,605	$66.12	$5,489,605	$66.12	—	$—	$—	$—	$—

Q1 2011	34,929	$2,309,966	$66.13	$2,295,516	$65.72	—	$—	$—	$—	$—
Q2 2011	82,781	7,056,112	85.24	7,078,366	85.51	—	—	—	—	—
Q3 2011	24,834	1,518,675	61.15	1,518,675	61.15	—	—	—	—	—
Q4 2011	67,987	7,464,088	109.79	7,530,635	110.77	—	—	—	—	—

Total 2011	210,531	$18,348,842	$87.16	$18,423,192	$87.51	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	—	—	—	—	—
Q3 2010	—	—	—	—	—	—	—	—	—	—
Q4 2010	308	24,000	77.92	24,000	77.92	83,338	5,513,605	66.16	5,513,605	66.16

Total 2010	308	$24,000	$77.92	$24,000	$77.92	83,338	$5,513,605	$66.16	$5,513,605	$66.16

Q1 2011	715	$101,492	$141.95	$101,492	$141.95	35,644	$2,411,458	$67.65	$2,397,007	$67.25
Q2 2011	1,200	169,545	141.29	169,545	141.29	83,981	7,225,657	86.04	7,247,911	86.30
Q3 2011	1,605	437,588	272.64	437,588	272.64	26,439	1,956,263	73.99	1,956,263	73.99
Q4 2011	9,150	653,697	71.44	671,847	73.43	77,137	8,117,785	105.24	8,202,481	106.34

Total 2011	12,670	$1,362,322	$107.52	$1,380,472	$108.96	223,201	$19,711,163	$88.31	$19,803,663	$88.73

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	56,751	$1,963,791	$34.60	$1,963,791	$34.60	—	$—	$—	$—	$—
2011	308,893	10,955,422	35.47	10,946,431	35.44	—	—	—	—	—
2012	49,644	1,714,205	34.53	1,714,205	34.53	—	—	—	—	—
2013	227,378	7,650,545	33.65	7,846,751	34.51	—	—	—	—	—
2014	686,206	22,688,038	33.06	23,644,560	34.46	—	—	—	—	—
2015	190,584	5,925,116	31.09	6,287,864	32.99	—	—	—	—	—
2016	62,348	2,041,366	32.74	2,173,031	34.85	—	—	—	—	—
2017	147,880	4,328,251	29.27	4,522,025	30.58	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	148,760	4,442,996	29.87	4,977,041	33.46	—	—	—	—	—
Thereafter	120,000	4,358,112	36.32	4,838,112	40.32	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	—	$—	$—	$—	$—	56,751	$1,963,791	$34.60	$1,963,791	$34.60
2011	—	—	—	—	—	308,893	10,955,422	35.47	10,946,431	35.44
2012	—	—	—	—	—	49,644	1,714,205	34.53	1,714,205	34.53
2013	—	—	—	—	—	227,378	7,650,545	33.65	7,846,751	34.51
2014	—	—	—	—	—	686,206	22,688,038	33.06	23,644,560	34.46
2015	—	—	—	—	—	190,584	5,925,116	31.09	6,287,864	32.99
2016	—	—	—	—	—	62,348	2,041,366	32.74	2,173,031	34.85
2017	—	—	—	—	—	147,880	4,328,251	29.27	4,522,025	30.58
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	148,760	4,442,996	29.87	4,977,041	33.46
Thereafter	—	—	—	—	—	120,000	4,358,112	36.32	4,838,112	40.32
	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	—	—	—	—	—
Q3 2010	—	—	—	—	—	—	—	—	—	—
Q4 2010	56,751	1,963,791	34.60	1,963,791	34.60	—	—	—	—	—

Total 2010	56,751	$1,963,791	$34.60	$1,963,791	$34.60	—	$—	$—	$—	$—

Q1 2011	110,728	$3,925,194	$35.45	$3,925,194	$35.45	—	$—	$—	$—	$—
Q2 2011	3,477	116,212	33.42	119,689	34.42	—	—	—	—	—
Q3 2011	117,093	4,196,847	35.84	4,184,379	35.74	—	—	—	—	—
Q4 2011	77,595	2,717,170	35.02	2,717,170	35.02	—	—	—	—	—

Total 2011	308,893	$10,955,422	$35.47	$10,946,431	$35.44	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	—	—	—	—	—
Q3 2010	—	—	—	—	—	—	—	—	—	—
Q4 2010	—	—	—	—	—	56,751	1,963,791	34.60	1,963,791	34.60

Total 2010	—	$—	$—	$—	$—	56,751	$1,963,791	$34.60	$1,963,791	$34.60	(3)

Q1 2011	—	$—	$—	$—	$—	110,728	$3,925,194	$35.45	$3,925,194	$35.45
Q2 2011	—	—	—	—	—	3,477	116,212	33.42	119,689	34.42
Q3 2011	—	—	—	—	—	117,093	4,196,847	35.84	4,184,379	35.74
Q4 2011	—	—	—	—	—	77,595	2,717,170	35.02	2,717,170	35.02

Total 2011	—	$—	$—	$—	$—	308,893	$10,955,422	$35.47	$10,946,431	$35.44

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes holdover rent on 9,024 square feet. Excluding holdover rent, the expiring rental rate would be $35.98 per square foot.

Boston Properties, Inc.

Third Quarter 2010

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston						Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	30,668	$1,906,523	$62.17	$1,918,523	$62.56		110,002	$5,402,981	$49.12	$5,402,981	$49.12
2011	292,846	16,439,437	56.14	16,404,112	56.02		285,982	12,990,444	45.42	13,025,433	45.55
2012	297,775	12,872,351	43.23	12,973,552	43.57		191,595	8,691,154	45.36	8,785,905	45.86
2013	307,007	17,275,821	56.27	17,930,991	58.41		34,022	1,709,739	50.25	1,796,207	52.80
2014	376,189	16,148,222	42.93	16,366,597	43.51		554,920	22,446,925	40.45	28,768,748	51.84
2015	396,596	19,164,705	48.32	20,313,393	51.22		344,732	19,589,218	56.82	21,245,347	61.63
2016	296,421	22,711,670	76.62	23,302,740	78.61	(3)	57,782	2,817,476	48.76	3,174,171	54.93
2017	218,659	12,634,988	57.78	14,518,047	66.40		782,697	43,508,322	55.59	46,624,669	59.57
2018	171,701	7,327,968	42.68	7,644,861	44.52		66,223	4,250,492	64.18	4,871,639	73.56
2019	327,833	14,921,069	45.51	16,450,632	50.18		696,330	36,830,124	52.89	45,317,336	65.08
Thereafter	1,667,528	87,088,760	52.23	96,449,458	57.84		875,980	46,736,515	53.35	59,945,519	68.43

	New York						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	83,338	$5,513,605	$66.16	$5,513,605	$66.16		82,537	$2,697,279	$32.68	$2,697,279	$32.68
2011	223,201	19,711,163	88.31	19,803,663	88.73		330,696	25,048,452	75.74	25,160,336	76.08
2012	497,405	42,214,165	84.87	42,461,965	85.37		266,734	15,051,213	56.43	15,268,116	57.24
2013	133,882	12,411,748	92.71	12,425,403	92.81		234,121	11,436,901	48.85	11,717,673	50.05
2014	211,338	18,371,702	86.93	18,772,990	88.83		227,147	10,475,182	46.12	10,905,804	48.01
2015	397,470	42,109,226	105.94	48,238,487	121.36		258,095	11,753,394	45.54	12,645,331	48.99
2016	771,368	65,910,197	85.45	71,469,773	92.65		873,175	37,795,748	43.29	40,042,107	45.86
2017	1,480,779	131,683,500	88.93	140,793,877	95.08		211,316	10,149,580	48.03	10,446,827	49.44
2018	165,376	21,241,394	128.44	22,909,924	138.53		75,187	4,355,114	57.92	4,885,383	64.98
2019	1,022,464	81,833,693	80.04	88,834,101	86.88		86,339	3,841,548	44.49	4,213,007	48.80
Thereafter	3,619,184	285,145,820	78.79	334,596,509	92.45		519,324	27,890,685	53.71	30,705,988	59.13

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $51.15 per square foot and $55.43 per square foot in 2016.

Boston Properties, Inc.

Third Quarter 2010

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	120,299	$3,957,599	$32.90	$3,957,599	$32.90	262,629	$6,013,680	$22.90	$6,013,680	$22.90
2011	543,598	15,271,578	28.09	14,681,156	27.01	806,082	38,473,367	47.73	38,588,964	47.87	(3)(4)
2012	807,895	26,237,291	32.48	26,567,585	32.88	1,015,831	41,879,349	41.23	42,658,581	41.99	(5)
2013	242,720	7,392,140	30.46	7,802,930	32.15	154,444	7,871,682	50.97	8,130,758	52.65
2014	206,369	5,904,453	28.61	6,090,887	29.51	676,257	21,810,611	32.25	23,373,778	34.56
2015	423,061	13,158,057	31.10	14,562,254	34.42	417,108	13,272,843	31.82	15,646,859	37.51
2016	273,150	8,765,904	32.09	9,524,963	34.87	384,951	14,932,810	38.79	17,157,884	44.57
2017	196,374	6,360,957	32.39	7,089,705	36.10	98,880	4,082,825	41.29	4,825,886	48.81
2018	12,123	425,188	35.07	422,960	34.89	311,185	14,878,989	47.81	17,538,118	56.36
2019	264,803	11,022,090	41.62	11,990,476	45.28	424,754	17,163,271	40.41	18,082,469	42.57
Thereafter	594,143	19,892,748	33.48	24,708,775	41.59	1,285,698	52,313,875	88.05	65,658,039	51.07

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	—	$—	$—	$—	$—	272,300	$4,224,527	$15.51	$4,224,527	$15.51
2011	—	—	—	—	—	84,778	1,885,841	22.24	1,931,085	22.78
2012	—	—	—	—	—	38,543	1,308,910	33.96	1,373,202	35.63
2013	—	—	—	—	—	311,087	5,058,902	16.26	5,156,263	16.57
2014	—	—	—	—	—	256,302	8,852,086	34.54	9,313,429	36.34
2015	—	—	—	—	—	242,815	7,807,354	32.15	8,723,013	35.92
2016	—	—	—	—	—	128,388	3,260,151	25.39	3,709,280	28.89
2017	—	—	—	—	—	93,521	3,119,962	33.36	3,815,548	40.80
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	56,751	$1,963,791	$34.60	$1,963,791	$34.60	—	$—	$—	$—	$—
2011	308,893	10,955,422	35.47	10,946,431	35.44	—	—	—	—	—
2012	49,644	1,714,205	34.53	1,714,205	34.53	—	—	—	—	—
2013	227,378	7,650,545	33.65	7,846,751	34.51	—	—	—	—	—
2014	686,206	22,688,038	33.06	23,644,560	34.46	—	—	—	—	—
2015	190,584	5,925,116	31.09	6,287,864	32.99	—	—	—	—	—
2016	62,348	2,041,366	32.74	2,173,031	34.85	—	—	—	—	—
2017	147,880	4,328,251	29.27	4,522,025	30.58	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	148,760	4,442,996	29.87	4,977,041	33.46	—	—	—	—	—
Thereafter	120,000	4,358,112	36.32	4,838,112	40.32	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 85,375 square feet of SCIF space. Excluding the SCIF space, the current and future expiring rental rate would be $30.97 per square foot and $31.21 per square foot.
(4)	Includes 267,870 square feet of space to be taken out of service for redevelopment, see page 47 for further details.
(5)	Includes 255,244 square feet of space to be taken out of service for redevelopment, see page 47 for further details.

Boston Properties, Inc.

Third Quarter 2010

HOTEL PERFORMANCE

Cambridge Center Marriott

	Third Quarter 2010	Third Quarter 2009	Percent Change	Year to Date 2010	Year to Date 2009	Percent Change
Occupancy	84.1%	79.2%	6.2%	80.3%	75.4%	6.5%
Average Daily Rate	$198.69	$172.31	15.3%	$188.59	$179.34	5.2%
Revenue per available room	$167.00	$136.61	22.2%	$151.42	$135.30	11.9%

OCCUPANCY ANALYSIS
Same Property Occupancy(1) - By Location
	CBD		Suburban		Total
Location	30-Sep-10	30-Sep-09	30-Sep-10	30-Sep-09	30-Sep-10	30-Sep-09
Greater Boston	93.0%	96.0%	80.6%	86.3%	87.2%	91.5%
Greater Washington	98.4%	99.4%	97.2%	93.3%	97.7%	95.7%
Midtown Manhattan	97.6%	93.7%	n/a	n/a	97.6%	93.7%
Princeton/East Brunswick, NJ	n/a	n/a	81.6%	81.3%	81.6%	81.3%
Greater San Francisco	91.6%	91.0%	96.1%	90.1%	92.9%	90.7%

Total Portfolio	95.7%	94.8%	89.4%	88.8%	93.2%	92.4%

Same Property Occupancy(1) - By Type of Property
	CBD		Suburban		Total
	30-Sep-10	30-Sep-09	30-Sep-10	30-Sep-09	30-Sep-10	30-Sep-09
Total Office Portfolio	95.6%	94.7%	90.2%	89.5%	93.6%	92.8%
Total Office/Technical Portfolio	100.0%	100.0%	82.1%	82.1%	85.5%	85.5%

Total Portfolio	95.7%	94.8%	89.4%	88.8%	93.2%	92.4%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

Third Quarter 2010

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/ Technical	Hotel (1)	Total
Number of Properties	116	19	1	136
Square feet	33,383,997	1,590,387	330,400	35,304,784
Percent of in-service properties	97.4%	100.0%	100.0%	97.5%
Occupancy @ 09/30/09	92.8%	85.5%	—	92.4%
Occupancy @ 09/30/10	93.6%	85.5%	—	93.2%
Percent change from 3rd quarter 2010 over 3rd quarter 2009 (2):
Rental revenue	0.8%	-0.7%	20.6%
Operating expenses and real estate taxes	-1.7%	1.4%	14.3%
Consolidated Net Operating Income (3) - excluding hotel				2.0	%(2)
Consolidated Net Operating Income (3) - Hotel				47.9	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-2.7	% (2)
Portfolio Net Operating Income (3)				1.2%
Rental revenue - cash basis	-1.1%	0.2%	20.6%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	-0.8%	-0.4%		-0.8	% (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				47.8	%(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				11.0	%(2)
Portfolio Net Operating Income (3) - cash basis (5)				1.0%

Same Property Lease Analysis - quarter ended September 30, 2010
		Office	Office/ Technical	Total
Vacant space available @ 7/1/2010 (sf)		2,268,766	245,706	2,514,472
Square footage of leases expiring or terminated 7/1/2010-9/30/2010		654,245	—	654,245

Total space for lease (sf)		2,923,011	245,706	3,168,717

New tenants (sf)		615,587	14,338	629,925
Renewals (sf)		163,804	—	163,804

Total space leased (sf)		779,391	14,338	793,729

Space available @ 9/30/2010 (sf)		2,143,620	231,368	2,374,988

Net (increase)/decrease in available space (sf)		125,146	14,338	139,484
2nd generation Average lease term (months)		94	61	93
2nd generation Average free rent (days)		113	39	111
2nd generation TI/Comm PSF		$41.82	$14.25	$41.30
Increase (decrease) in 2nd generation gross rents (6)		-2.46%	6.16%	-2.37%
Increase (decrease) in 2nd generation net rents (6)		-4.90%	7.74%	-4.76%

(1)	Includes revenue and expenses from retail tenants at the hotel property.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 50.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 42.
(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 564,580 square feet.

Boston Properties, Inc.

Third Quarter 2010

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	September 30, 2010	September 30, 2009

	(in thousands)
Net income attributable to Boston Properties, Inc.	$57,668	$65,795
Net income attributable to noncontrolling interests:
Noncontrolling interest - redeemable preferred units of the Operating Partnership	820	772
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	—	307
Noncontrolling interest - common units of the Operating Partnership	8,712	9,662
Noncontrolling interests in property partnerships	889	1,114
Gains on sales of real estate	—	(2,394)
Income (loss) from unconsolidated joint ventures	(11,565)	(6,350)

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	56,524	68,906
Add:
Losses (gains) from investments in securities	(731)	(1,317)
Losses from early extinguishment of debt	—	16
Depreciation and amortization	81,133	78,181
Interest expense	97,103	77,090
Acquisition costs	1,893
General and administrative expense	18,067	19,989
Subtract:
Interest and other income	(1,814)	(1,513)
Development and management services income	(6,439)	(9,754)

Consolidated Net Operating Income	245,736	231,598
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	61,723	61,553

Combined Net Operating Income	307,459	293,151
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,162)	(1,158)

Portfolio Net Operating Income	$306,297	$291,993

Same Property Net Operating Income	293,580	290,007
Net operating income from non Same Properties (2)	7,492	1,512
Termination income	5,225	474

Portfolio Net Operating Income	$306,297	$291,993

Same Property Net Operating Income	293,580	290,007
Less straight-line rent and fair value lease revenue	39,850	38,826

Same Property Net Operating Income - cash basis	$253,730	$251,181

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Third Quarter 2010

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-10	30-Sep-09			30-Sep-10	30-Sep-09
Rental Revenue	$351,912	$345,985			$11,540	$11,624
Less Termination Income	3,610	309			—	—

Rental revenue - subtotal	348,302	345,676	$2,626	0.8%	11,540	11,624	$(84)	-0.7%
Operating expenses and real estate taxes	123,257	125,390	(2,133)	-1.7%	3,415	3,367	48	1.4%

Net Operating Income (1)	$225,045	$220,286	$4,759	2.2%	$8,125	$8,257	$(132)	-1.6%

Rental revenue - subtotal	$348,302	$345,676			$11,540	$11,624
Less straight line rent and fair value lease revenue	18,164	11,748	6,416	54.6%	(47)	56	(103)	-183.9%

Rental revenue - cash basis	330,138	333,928	(3,790)	-1.1%	11,587	11,568	19	0.2%
Less:
Operating expenses and real estate taxes	123,257	125,390	(2,133)	-1.7%	3,415	3,367	48	1.4%

Net Operating Income (2) - cash basis	$206,881	$208,538	$(1,657)	-0.8%	$8,172	$8,201	$(29)	-0.4%

	Sub-Total				Hotel
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-10	30-Sep-09			30-Sep-10	30-Sep-09
Rental Revenue	$363,452	$357,609			$8,017	$6,650
Less Termination Income	3,610	309			—	—

Rental revenue - subtotal	359,842	357,300	$2,542	0.7%	8,017	6,650	$1,367	20.6%
Operating expenses and real estate taxes	126,672	128,757	(2,085)	-1.6%	6,194	5,417	777	14.3%

Net Operating Income (1)	$233,170	$228,543	$4,627	2.0%	$1,823	$1,233	$590	47.9%

Rental revenue - subtotal	$359,842	$357,300			$8,017	$6,650
Less straight line rent and fair value lease revenue	18,117	11,804	6,313	53.5%	(1)	(1)	—	0.0%

Rental revenue - cash basis	341,725	345,496	(3,771)	-1.1%	8,018	6,651	1,367	20.6%
Less:
Operating expenses and real estate taxes	126,672	128,757	(2,085)	-1.6%	6,194	5,417	777	14.3%

Net Operating Income (2) - cash basis	$215,053	$216,739	$(1,686)	-0.8%	$1,824	$1,234	$590	47.8%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	30-Sep-10	30-Sep-09			30-Sep-10	30-Sep-09
Rental Revenue	$83,435	$82,056			$454,904	$446,315
Less Termination Income	1,616	165			5,226	474

Rental revenue - subtotal	81,819	81,891	$(72)	-0.1%	449,678	445,841	$3,837	0.9%
Operating expenses and real estate taxes	23,232	21,660	1,572	7.3%	156,098	155,834	264	0.2%

Net Operating Income (1)	$58,587	$60,231	$(1,644)	-2.7%	$293,580	$290,007	$3,573	1.2%

Rental revenue - subtotal	$81,819	$81,891			$449,678	$445,841
Less straight line rent and fair value lease revenue	21,734	27,023	(5,289)	-19.6%	39,850	38,826	1,024	2.6%

Rental revenue - cash basis	60,085	54,868	5,217	9.5%	409,828	407,015	2,813	0.7%
Less:
Operating expenses and real estate taxes	23,232	21,660	1,572	7.3%	156,098	155,834	264	0.2%

Net Operating Income (2) - cash basis	$36,853	$33,208	$3,645	11.0%	$253,730	$251,181	$2,549	1.0%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI see page 50.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

Third Quarter 2010

LEASING ACTIVITY

All In-Service Properties - quarter ended September 30, 2010

	Office	Office/ Technical	Total
Vacant space available @ 7/1/2010 (sf)	2,268,766	245,706	2,514,472
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	—	—	—
Leases expiring or terminated 7/1/2010-9/30/2010 (sf)	654,245	—	654,245

Total space for lease (sf)	2,923,011	245,706	3,168,717

New tenants (sf)	615,587	14,338	629,925
Renewals (sf)	163,804	—	163,804

Total space leased (sf)	779,391	14,338	793,729 (1)

Space available @ 9/30/2010 (sf)	2,143,620	231,368	2,374,988

Net (increase)/decrease in available space (sf)	125,146	14,338	139,484
2nd generation Average lease term (months)	94	61	93
2nd generation Average free rent (days)	113	39	111
2nd generation TI/Comm PSF	$41.82	$14.25	$41.30
Increase (decrease) in 2nd generation gross rents (2)	-2.46%	6.16%	-2.37%
Increase (decrease) in 2nd generation net rents (3)	-4.90%	7.74%	-4.76%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	5,286	188,728	10.22%	17.24%	194,014	359,769
Washington	34,040	213,000	0.14%	-0.47%	247,040	1,089,743
New York	—	176,321	3.38%	1.37%	176,321	196,370
San Francisco	—	144,949	-16.14%	-21.61%	144,949	74,217
Princeton	—	31,405	-5.42%	-8.54%	31,405	2,242

	39,326	754,403	-2.37%	-4.76%	793,729	1,722,341

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 564,580.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 564,580.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 386,518.

Boston Properties, Inc.

Third Quarter 2010

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q3 2010	Q2 2010	Q1 2010	2009	2008		2007
Recurring capital expenditures	$3,070	$1,996	$1,044	$27,813	$29,781		$36,599
Planned non-recurring capital expenditures associated with acquisition properties	11	22	112	865	3,203		1,490
Hotel improvements, equipment upgrades and replacements	231	182	307	1,515	2,317	(1)	1,127

	$3,312	$2,200	$1,463	$30,193	$35,301		$39,216

2nd Generation Tenant Improvements and Leasing Commissions

	Q3 2010	Q2 2010	Q1 2010	2009	2008		2007
Office
Square feet	740,065	1,141,111	1,991,944	3,545,251	2,472,619		3,201,812

Tenant improvement and lease commissions PSF	$41.82	$23.18	$45.21	$32.59	$30.17		$23.88

Office/Technical
Square feet	14,338	—	31,060	115,848	26,388		226,692

Tenant improvement and lease commissions PSF	$14.25	$—	$0.51	$0.13	$—		$26.62

Average tenant improvement and lease commissions PSF	$41.30	$23.18	$44.46	$31.56	$29.85		$24.06

(1)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.

Boston Properties, Inc.

Third Quarter 2010

ACQUISITIONS/DISPOSITIONS

as of September 30, 2010

ACQUISITIONS

For the period from January 1, 2010 through September 30, 2010

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased
500 North Capitol (30% ownership interest)	Apr-10	175,698	$8,485,000	$28,000,000		$36,485,000	100%
Reston Virginia Land Parcel	Jul-10	N/A	20,250,000	—		20,250,000	N/A
510 Madison Avenue	Sep-10	347,000	310,670,771	64,329,229	(1)	375,000,000	1%

Total Acquisitions		522,698	$339,405,771	$92,329,229		$431,735,000	34%

DISPOSITIONS

For the period from January 1, 2010 through September 30, 2010

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
20 F Street Land (2)	Apr-08	—	$—	$1,765,000
280 Park Avenue (3)	Jun-06	—	—	969,000

Total Dispositions		—	$—	$2,734,000

(1)	Estimated future equity requirements include approximately $18 million of capitalized interest. For additional detail, see page 47.
(2)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The gain on sale totaling approximately $23.4 million was deferred and has been recognized over the construction period. During the six months ended June 30, 2010, the Company completed construction of the project and recognized the remaining gain on sale totaling approximately $1.8 million.
(3)	280 Park Avenue was sold in 2006. The Company had entered into a master lease obligation with the buyer resulting in the deferral of a portion of the book gain on sale. During the three months ended June 30, 2010, the Company satisfied the remaining requirement of the master lease obligation and recognized the remaining deferred gain on sale of approximately $1.0 million.

Boston Properties, Inc.

Third Quarter 2010

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of September 30, 2010

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)		Amount Drawn at September 30, 2010	Estimated Future Equity Requirement		Percentage Leased (3)
Office
Atlantic Wharf (4)	Q1 2011	Q1 2012	Boston, MA	1	790,000	$473,677,880	$552,900,000	$192,500,000	(5)	$—	$(113,277,880	)(5)	68	%(4)
2200 Pennsylvania Avenue (6)	Q2 2011	Q2 2012	Washington, DC	1	460,000	123,957,615	230,000,000	—		—	106,042,385		74	%(6)
510 Madison Avenue (7)	Q1 2011	Q4 2012	New York, NY	1	347,000	310,670,771	375,000,000	—		—	64,329,229		1%

Total Office Properties under Construction				3	1,597,000	$908,306,266	$1,157,900,000	$192,500,000		$—	$57,093,734		55%

Residential
Atlantic Wharf - Residential (86 Units) (8)	Q3 2011	Q2 2012	Boston, MA	1	78,000	$26,684,670	$47,100,000	$—		$—	$20,415,330		N/A
Atlantic Wharf - Retail					10,000	—	—	—		—	—		0%
2221 I Street, NW - Residential (335 units) (9)	Q2 2011	Q3 2012	Washington, DC	1	275,000	68,002,367	150,000,000	—		—	81,997,633		N/A
2221 I Street, NW - Retail					50,000	—	—	—		—	—		100%

Total Residential Properties under Construction				2	413,000	$94,687,037	$197,100,000	$—		$—	$102,412,963		83%

Total Properties under Construction				5	2,010,000	$1,002,993,303	$1,355,000,000	$192,500,000		$—	$159,506,697		56%

PROJECTS PLACED-IN-SERVICE DURING 2010

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)		Debt	Drawn at September 30, 2010	Estimated Future Equity Requirement	Percentage Leased
Weston Corporate Center	Q2 2010	Q2 2010	Weston, MA	1	356,367	$122,114,217	$127,500,000	(10)	$—	$—	$5,385,783	100%

Total Projects Placed in Service				1	356,367	$122,114,217	$127,500,000		$—	$—	$5,385,783	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (11)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (12)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$24.29	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	38.3%	16.47	N	S	414,000	(13)
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	11.33	N	S	386,000	(13)
North First Business Park	San Jose, CA	5	190,636	75.8%	16.77	N	S	683,000
635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD	450,000
500 North Capitol (30% ownership)	CBD Washington DC	1	175,698	100.0%	43.03	Y	CBD	223,000
12300 & 12310 Sunrise Valley (14)	Fairfax County VA	2	519,114	100.0%	46.17	N	S	523,000

Total Properties held for Re-Development		12	1,252,317	91.0%	$36.47			2,944,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Includes net revenue during lease up period.
(3)	Represents office and retail percentage leased as of October 26, 2010 and excludes residential space.
(4)	Project includes 17,000 square feet of retail space.
(5)	On October 1, 2010, the Company modified the construction loan facility by releasing from collateral the residential portion of the project and reducing the loan commitment from $215.0 million to $192.5 million.

The Company has not drawn from the construction loan to date, but reserves the right to do so in the future.

(6)	Project includes 20,000 square feet of retail space and is subject to a ground lease expiring in 2068.
(7)	Acquired September 24, 2010; base building is expected to be completed in October 2010. Estimated future equity requirements include approximately $18 million of capitalized interest.
(8)	Project cost includes residential and retail components. Estimated Total Investment is net of $12.0 million of proceeds from the sale of Federal tax credits.
(9)	Project cost includes residential and retail components and is subject to a ground lease expiring in 2068.
(10)	Estimated total investment reduced from $129 million to $127.5 million due to savings in project costs.
(11)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(12)	Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 48.
(13)	Total estimated square footage represents the entire site including the buildings reclassified to Land in Q1, 2010.
(14)	On September 14, 2010, the Company executed an approximately 523,000 square foot 20-year lease with the Defense Intelligence Agency (US Government) for the Company’s 12300 & 12310 Sunrise Valley Drive properties located in Reston, Virginia, which are currently 100% leased. The Company will commence redevelopment of 12310 Sunrise Drive in the third quarter 2011 and expects to have it available for occupancy during the first quarter of 2012. Redevelopment of 12300 Sunrise Valley Drive will commence in the second quarter of 2012 and availability for occupancy is expected during the second quarter of 2013.

Boston Properties, Inc.

Third Quarter 2010

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of September 30, 2010

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA (1) (3)	36.3	1,253,886
Waltham, MA (1)	25.4	1,020,519
New York, NY (4)	1.0	1,000,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	773,612
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Boston, MA (5)	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Washington, DC (1)	1.7	286,302
Cambridge, MA	1.1	170,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (6)	0.2	TBD

	370.2	10,542,683

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS as of September 30, 2010
Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (7)	143.1	1,780,000
Cambridge, MA (8)	—	500,000

	143.1	2,280,000

(1)	Properties on-site positioned for future re-development are omitted from developable square feet and can be found on page 47.
(2)	Includes an additional 460,000 of developable square footage at our 3200 Zanker Road project.
(3)	On July 1, 2010, the Company acquired land in Reston Town Center permitted for 340,000 square feet of residential and retail use.
(4)	On November 30, 2009, we completed the construction of foundations and steel/deck to grade at 250 West 55th Street, to facilitate a restart of construction in the future.
(5)	Excludes 250,000 developable square feet of which the Company executed an agreement to ground lease with a Residential Developer.
(6)	The venture owns five lots with air rights and developable square footage remains to be determined.
(7)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.
(8)	An additional 300,000 square feet of development rights for office/lab space was granted as part of a zoning change in Q3 2010. The Company also has the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Third Quarter 2010

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, impairments, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commission, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting the gain from suspension of development, non-cash termination income and non-cash income from the termination of a management agreement. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that presenting our total combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Third Quarter 2010

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus income attributable to noncontrolling interests, corporate general and administrative expense, acquisition costs, depreciation and amortization, interest expense, losses from early extinguishments of debt and losses (gains) from investments in securities, less interest income, development and management services income, gain from suspension of development, gains from property dispositions, and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of net operating income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund).

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.